DUNHAM FUNDSSM WHEN PERFORMANCE COUNTS

March 1, 2021	PROSPECTUS

BOND FUNDS		ALTERNATIVE FUNDS
Dunham Corporate/ Government Bond Fund	Dunham Small Cap Value Fund	Dunham Dynamic Macro Fund
Class A (DACGX)	Class A (DASVX)	Class A (DAAVX)
Class C (DCCGX)	Class C (DCSVX)	Class C (DCAVX)
Class N (DNCGX)	Class N (DNSVX)	Class N (DNAVX)

U.S. GROWTH FUNDS
Dunham Floating Rate Bond Fund	Dunham Focused Large Cap Growth Fund	Dunham Long/Short Credit Fund
Class A (DAFRX)	Class A (DAFGX)	Class A (DAAIX)
Class C (DCFRX)	Class C (DCFGX)	Class C (DCAIX)
Class N (DNFRX)	Class N (DNFGX)	Class N (DNAIX)

Dunham High-Yield Bond Fund	Dunham Small Cap Growth Fund	Dunham Monthly Distribution Fund
Class A (DAHYX)	Class A (DADGX)	Class A (DAMDX)
Class C (DCHYX)	Class C (DCDGX)	Class C (DCMDS)
Class N (DNHYX)	Class N (DNDGX)	Class N (DNMDX)

INTERNATIONAL EQUITY FUNDS
Dunham International Opportunity Bond Fund	Dunham Emerging Markets Stock Fund	Dunham Real Estate Stock Fund
Class A (DAIOX)	Class A (DAEMX)	Class A (DAREX)
Class C (DCIOX)	Class C (DCEMX)	Class C (DCREX)
Class N (DNIOX)	Class N (DNEMX)	Class N (DNREX)

U.S. VALUE FUNDS
Dunham Large Cap Value Fund	Dunham International Stock Fund
Class A (DALVX)	Class A (DAINX)
Class C (DCLVX)	Class C (DCINX)
Class N (DNLVX)	Class N (DNINX)

Offered through:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191

(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Fund Prospectus

FUND SUMMARIES	1
bond funds:
Dunham Corporate/Government Bond Fund	1
Dunham Floating Rate Bond Fund	6
Dunham High-Yield Bond Fund	10
Dunham International Opportunity Bond Fund	14
U.S. Value Funds:
Dunham Large Cap Value Fund	19
Dunham Small Cap Value Fund	23
U.S. Growth funds:
Dunham Focused Large Cap Growth Fund	27
Dunham Small Cap Growth Fund	31
INTERNATIONAL EQUITY FUNDS:
Dunham Emerging Markets Stock Fund	35
Dunham International Stock Fund	39
ALTERNATIVE FUNDS:
Dunham Dynamic Macro Fund	43
Dunham Long/Short Credit Fund	49
Dunham Monthly Distribution Fund	54
Dunham Real Estate Stock Fund	59
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	63
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	64
Investment ObjectiveS	64
PRINCIPAL INVESTMENT STRATEGIES	64
TEMPORARY INVESTMENTS	74
PRINCIPAL INVESTMENT RISKS	74
PORTFOLIO HOLDINGS DISCLOSURE	87
MANAGEMENT	87
Investment Adviser	87
Sub-AdviserS and SUB-Adviser portfolio managers	91
HOW SHARES ARE PRICED	98
HOW TO PURCHASE SHARES	99
HOW TO REDEEM SHARES	105
HOW TO EXCHANGE SHARES	110
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	111
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES	113
Distribution of shares	114
HOUSEHOLDING	115
FINANCIAL HIGHLIGHTS	115
Notice of Privacy Policy & PRACTICES	144

FUND SUMMARIES

Dunham Corporate/Government Bond Fund

Investment Objective: The Fund seeks to provide current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.49%	1.99%	1.24%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 30 bps (0.30%) and range from 0.15% to 0.45% based on the Fund’s performance relative to the Bloomberg Barclays Aggregate Bond Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$595	$900	$1,227	$2,149
Class C	$202	$624	$1,073	$2,317
Class N	$126	$393	$681	$1,500

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser’s active management techniques including sector analysis and allocation through active sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) nongovernment mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States’ Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories. In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as “high-yield” or “junk” bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund’s portfolio can be of any maturity.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, the Fund may exhibit additional volatility in a period of rising interest rates if it holds mortgage-backed securities (known as “extension risk”). Mortgage-backed securities may also be subject to prepayment risk; when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund may have to reinvest that money at the lower prevailing interest rates. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Long-Term Maturities/Durations Risk – The risk of greater price fluctuations than would be associates with securities having shorter maturities or durations.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore, may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended June 30, 2020) and the lowest return for a quarter was -2.91% (quarter ended June 30, 2013).

Dunham Corporate/Government Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	7.25%	4.25%	3.59%
return after taxes on distributions	6.42%	3.20%	2.32%
return after taxes on distributions and sale of Fund shares	4.28%	2.79%	2.24%
Class C Shares
return before taxes	6.53%	3.49%	2.82%
Class A Shares
return before taxes	2.16%	3.04%	2.86%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%
Morningstar Intermediate Core-Plus Bond Category (return before taxes)*	8.06%	4.86%	4.25%

*	The Morningstar Intermediate Core-Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management, LLC (“Newfleet” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA is President and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991. Mr. Albrycht has been managing the Fund since January 2013.

Stephen Hooker is a Managing Director and a Portfolio Manager at Newfleet. Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa. Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. He began his career in the investment industry in 1993. Mr. Hooker has been managing the Fund since May 2017.

Messrs. Albrycht and Hooker share responsibility for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Floating Rate Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.26%	1.76%	1.01%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 28 bps (0.28%) and can range from 0.10% to 0.46%, based on the Fund’s performance relative to the Credit Suisse Leveraged Loan Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$573	$832	$1,110	$1,904
Class C	$179	$554	$954	$2,073
Class N	$103	$322	$558	$1,236

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund will primarily invest are non-investment grade (or “junk”) bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the Fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps (including interest rate swaps, inflation swaps and credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security’s risk/reward by comparing the security’s yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – The Fund invests significantly in floating rate loans that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 6.98% (quarter ended June 30, 2020) and the lowest return for a quarter was -12.29% (quarter ended March 31, 2020).

Dunham Floating Rate Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	0.16%	3.42%	2.44%
return after taxes on distributions	-1.30%	1.73%	0.86%
return after taxes on distributions and sale of Fund shares	0.06%	1.88%	1.15%
Class C Shares
return before taxes	-0.58%	2.67%	1.68%
Class A Shares
return before taxes	-4.54%	2.23%	1.52%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	2.77%	5.18%	3.96%
Morningstar Bank Loan Category (return before taxes)**	1.16%	4.06%	2.91%

*	The Fund commenced operations on November 1, 2013.

**	The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management, LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA, Kyle A. Jennings, CFA and Francesco Ossino share primary responsibility for the day-to-day management of the Fund’s portfolio since the Fund commenced operations in November 2013. Mr. Albrycht, President and Chief Investment Officer, joined the Sub-Adviser in 2011; Mr. Jennings, Senior Managing Director and Head of Credit Research, joined the Sub-Adviser in 1998; and Mr. Ossino, Senior Managing Director and Senior Portfolio Manager, joined the Sub-Adviser in 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham High-Yield Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.39%	1.89%	1.14%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 32 bps (0.32%) and can range from 0.22% to 0.42% based on the Fund’s performance relative to the Barclays U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index, the Fund’s Benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$585	$870	$1,176	$2,043
Class C	$192	$594	$1,021	$2,212
Class N	$116	$362	$628	$1,386

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. The Fund normally invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund’s Sub-Adviser selects investments and seeks to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser typically buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically will sell securities when, in the Sub-Adviser’s view, they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Private Placement Risk – Privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 9.20% (quarter ended June 30, 2020) and the lowest return for a quarter was -11.13% (quarter ended March 31, 2020).

Dunham High-Yield Bond Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	7.70%	6.92%	5.28%
return after taxes on distributions	5.66%	4.76%	3.12%
return after taxes on distributions and sale of Fund shares	4.47%	4.34%	3.10%
Class C Shares
return before taxes	6.92%	6.14%	4.52%
Class A Shares
return before taxes	2.54%	5.67%	4.53%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	7.66%	8.20%	6.81%
Morningstar High-Yield Bond Category (return before taxes)*	4.91%	6.75%	5.55%

*	The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PineBridge Investments LLC (“PineBridge” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John Yovanovic, CFA, has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge where he has worked since 2001. He has a BBA from the University of Houston.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham International Opportunity Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.86%	2.36%	1.61%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that was effective after the close of business on December 31, 2019. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70% based on the Fund’s performance relative to the Bloomberg Barclays Global Aggregate ex-US Total Return Index Hedged, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$630	$1,008	$1,411	$2,532
Class C	$239	$736	$1,260	$2,696
Class N	$164	$508	$876	$1,911

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers. The Sub-Adviser also evaluates each security on a relative value basis to other potential investments. The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures. The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value. Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes. The Fund may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage, which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.75% (quarter ended June 30, 2020) and the lowest return for a quarter was -16.18% (quarter ended March 31, 2020).

Dunham International Opportunity Bond Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	4.06%	2.55%	0.02%
return after taxes on distributions	2.97%	2.21%	-0.26%
return after taxes on distributions and sale of Fund shares	2.36%	1.84%	-0.09%
Class C Shares
return before taxes	3.21%	1.77%	-0.74%
Class A Shares
return before taxes	-0.86%	1.38%	-0.86%
Bloomberg Barclays Global Aggregate Bond ex-US Index Hedged (reflects no deduction for fees, expenses, or taxes)	10.11%	4.89%	1.91%
Morningstar World Bond Category (return before taxes)**	8.35%	4.66%	2.88%

*	The Fund commenced operations on November 1, 2013.

**	The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Stone Harbor Investment Partners LP (“Stone Harbor” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Peter J. Wilby, CFA, Co-Chief Investment Officer of Stone Harbor, James E. Craige, CFA, Co-Chief Investment Officer of Stone Harbor, and David Torchia, David Scott, William Perry and Matthew Cottingham, each a Portfolio Manager at Stone Harbor (collectively, the “Fund’s Portfolio Managers”). Messrs. Wilby, Craige, Torchia and Scott joined Stone Harbor in April 2006. Messrs. Perry and Cottingham joined Stone Harbor in 2012 and 2013, respectively. The Fund’s Portfolio Managers began managing the Portfolio in January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Large Cap Value Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.49%	2.24%	1.24%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or a fulcrum fee of 30 bps (0.30%) and can range from 0.10% to 0.50% based on the Fund’s performance relative to the Russell 1000 Value Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,341	$2,252
Class C	$227	$700	$1,200	$2,575
Class N	$126	$393	$681	$1,500

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in value-oriented, large capitalization or “large cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily.

The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and have better than average valuation as measured by statistics such as price to earnings or price to cash flow, and sells them when they become fully valued or more compelling investments are available.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Financials Sector Risk – Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “value” and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.52% (quarter ended December 31, 2020) and the lowest return for a quarter was -25.33% (quarter ended March 31, 2020).

Dunham Large Cap Value Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	2.44%	8.62%	8.93%
return after taxes on distributions	2.20%	7.95%	7.73%
return after taxes on distributions and sale of Fund shares	1.61%	6.73%	7.00%
Class C Shares
return before taxes	1.41%	7.55%	7.84%
Class A Shares
return before taxes	-3.69%	7.07%	8.01%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	9.74%	10.50%
Morningstar Large Cap Value Category (return before taxes)*	2.91%	9.42%	9.73%

*	The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: Rothschild & Co. Asset Management US Inc. (“Rothschild & Co” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers: The following portfolio managers, each a member of the Sub-Adviser’s large cap team, share responsibility for the day-to-day management of the Fund. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser since 2005 and has served as portfolio manager of the Fund since July 2015. Jeff Agne, Portfolio Manager, has worked for the Sub-Adviser since 2015 and has served as portfolio manager of the Fund since March 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Small Cap Value Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses(2)	1.51%	2.26%	1.26%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or a fulcrum of 45 bps (0.45%) and can range from 0.10% to 0.80% based on the Fund’s performance relative to the Russell 2000® Value Index, the Fund’s benchmark.

(2)	Through a commission recapture arrangement, a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.42%, Class C –2.17% and Class N – 1.17%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$229	$706	$1,210	$2,595
Class N	$128	$400	$692	$1,523

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic, value-oriented, small-capitalization or “small cap” equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the maximum market capitalization of companies in the Russell 2000® Index was approximately $5.5 billion, which will vary daily. The Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review.

The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review. It generally sells securities when higher ranked or more compelling investments are identified. Although a “total return” investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Small Capitalization Risk – The Fund’s investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Financials Sector Risk – Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “value” and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 26.79% (quarter ended December 31, 2020) and the lowest return for a quarter was -35.47% (quarter ended March 31, 2020).

Dunham Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	-2.60%	7.70%	7.70%
return after taxes on distributions	-2.83%	5.96%	6.38%
return after taxes on distributions and sale of Fund shares	-1.38%	5.58%	5.85%
Class C Shares
return before taxes	-3.68%	6.60%	6.62%
Class A Shares
return before taxes	-8.46%	6.17%	6.81%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	4.63%	9.65%	8.66%
Morningstar Small Cap Value Category (return before taxes) *	4.02%	7.88%	7.82%

*	The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in Small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Ziegler Capital Management, LLC (“ZCM” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John S. Albert, CFA and Kevin A. Finn, CFA have shared primary responsibility for the day-to-day management of the Fund since July 2013. Messrs. Albert and Finn are portfolio managers and each serves on the Sub-Adviser’s Investment Committee.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Focused Large Cap Growth Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.09%	1.09%	1.09%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.30%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum fee of 35 bps (0.35%) and can range from 0.20% to 0.50% based on the Fund’s performance relative to the Russell 1000®Growth Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,036	$1,371	$2,314
Class C	$233	$718	$1,230	$2,636
Class N	$132	$412	$713	$1,568

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or “large cap” equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily. Shareholders will be provided 60 days advance notice of any change to this policy.

The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser’s investment philosophy focuses on the analysis of the company’s financial statements, the company’s business model, the company’s perceived advantages over its competitors, and the attractiveness, size and growth rate of each company’s market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a “growth” company. The Sub-Adviser further analyzes each company’s management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements.

In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth. The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund is non-diversified, which mean that it can invest a greater percentage of its assets in any one issuer than a diversified fund

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Software Industry Risk – Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Foreign Investing Risk – Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 36.19% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.39% (quarter ended December 31, 2018).

Dunham Focused Large Cap Growth Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	49.77%	21.17%	17.85%
return after taxes on distributions	48.98%	20.34%	17.33%
return after taxes on distributions and sale of Fund shares	30.02%	17.10%	15.02%
Class C Shares
return before taxes	48.32%	19.96%	16.69%
Class A Shares
return before taxes	40.80%	19.45%	16.79%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	38.49%	21.00%	18.93%
Morningstar Large Cap Growth Category (return before taxes)**	35.86%	18.30%	16.66%

*	The Fund commenced operations on December 8, 2011.

**	The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: The Ithaka Group, LLC (“Ithaka” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: William L. Johnson is Chief Executive Officer, Chief Investment Officer and Portfolio Manager of Ithaka and Scott O’Gorman, Jr. is President and Portfolio Manager of Ithaka. Messrs. Johnson and O’Gorman are primarily responsible for the day-to-day management of the Fund and have served as portfolio co-managers to the Fund since commencement of Fund operations in December 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Small Cap Growth Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.41%	1.41%	1.41%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(2)	2.03%	2.78%	1.78%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.00% to 1.00% based on the Fund’s performance relative to the Russell 2000® Growth Index, the Fund’s benchmark.

(2)	Through a commission recapture arrangement, a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 2.00%, Class C –2.75% and Class N – 1.75%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$769	$1,175	$1,605	$2,798
Class C	$281	$862	$1,469	$3,109
Class N	$181	$560	$964	$2,095

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the maximum market capitalization of companies in the Russell 2000® Index was approximately $5.5 billion, which will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate.

In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Small Capitalization Risk – The Fund’s investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Software Industry Risk – Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 41.61% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.50% (quarter ended December 31, 2018).

Dunham Small Cap Growth Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	68.51%	22.86%	15.61%
return after taxes on distributions	61.49%	18.97%	12.63%
return after taxes on distributions and sale of Fund shares	42.82%	16.99%	11.74%
Class C Shares
return before taxes	66.77%	21.65%	14.45%
Class A Shares
return before taxes	58.37%	21.12%	14.63%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	34.63%	16.36%	13.48%
Morningstar Small Cap Growth Category (return before taxes)*	38.62%	17.75%	13.69%

*	The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Pier Capital, LLC (“Pier Capital” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Alex Yakirevich, Chief Investment Officer and President, has served the Sub-Adviser in this capacity since 2015. He is responsible for day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2008. Mr. Yakirevich joined Pier Capital in 2004 as an analyst.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Emerging Markets Stock Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.44%	1.44%	1.44%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.13%	2.88%	1.88%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.05% to 0.85% based on the Fund’s performance relative to the MSCI Emerging Markets Index (Net), the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$779	$1,204	$1,653	$2,895
Class C	$291	$892	$1,518	$3,204
Class N	$191	$591	$1,016	$2,201

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Sub-Adviser’s disciplined investment process seeks to capture returns from identifying the inefficiencies from markets failing to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of sustainable competitive advantage in companies. Therefore, the Sub-Adviser generally buys stocks of companies in countries that exhibit these traits and are generating high and improving Returns on Invested Capital and generally sells stocks of companies that are less attractive regarding the aforementioned metrics.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Risk of Investing in Asia – The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended December 31, 2020) and the lowest return for a quarter was -26.44% (quarter ended September 30, 2011).

Dunham Emerging Markets Stock Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	25.17%	13.24%	2.54%
return after taxes on distributions	25.12%	12.93%	2.35%
return after taxes on distributions and sale of Fund shares	14.93%	10.56%	1.94%
Class C Shares
return before taxes	23.89%	12.11%	1.52%
Class A Shares
return before taxes	17.64%	11.63%	1.69%
MSCI Emerging Markets Index Net (reflects no deduction for fees, expenses, or taxes)	18.31%	12.81%	3.63%
Morningstar Diversified Emerging Markets Category (return before taxes)*	17.90%	11.75%	3.63%

*	The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: NS Partners Ltd. (“NS Partners” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Ian Beattie, Brian Coffey and Oliver Adcock. Messrs. Beattie, Coffey and Adcock have managed the Fund since April 2019. Ian Beattie, who joined NS Partners in 1996, currently serves as Head of Emerging Asia and Co-Chief Investment Officer. Brian Coffey, who joined NS Partners in 1988, currently serves as Investment Manager, Latin America, Middle East and North Africa (“MENA”). Oliver Adcock, who joined NS Partners in 2007, currently serves as Investment Manager, Emerging Europe.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham International Stock Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.37%	1.37%	1.37%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.96%	2.71%	1.71%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 65 bps (0.65%) and can range from 0.30% to 1.00% based on the Fund’s performance relative to the MSCI All Country World Index ex-USA (net), the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$763	$1,155	$1,571	$2,729
Class C	$274	$841	$1,435	$3,041
Class N	$174	$539	$928	$2,019

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, including those in emerging markets, alternative trading venues or in the over-the-counter market. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. Buys and sells occur when opportunities arise that improve the portfolio’s risk adjusted benchmark relative expected returns, net of amortized transaction costs. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Risk of Investing in Japan – The Fund may invest a significant portion of its assets in securities issued by Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 22.07% (quarter ended December 31) and the lowest return for a quarter was -23.27% (quarter ended March 31, 2020).

Dunham International Stock Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Year	10 Years
Class N Shares
return before taxes	19.48%	9.86%	6.08%
return after taxes on distributions	19.24%	9.16%	5.58%
return after taxes on distributions and sale of Fund shares	11.70%	7.73%	4.81%
Class C Shares
return before taxes	18.28%	8.75%	5.01%
Class A Shares
return before taxes	12.31%	8.29%	5.18%
MSCI All Country World ex U.S. Index Net (reflects no deduction for fees, expenses, or taxes)	10.65%	8.93%	4.92%
Morningstar Foreign Large Cap Blend Category (return before taxes)*	9.30%	7.57%	5.33%

*	The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Arrowstreet Capital, Limited Partnership (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The following team of investment professionals share responsibility for day-to-day management of the Fund. Peter Rathjens, Ph.D., Chief Investment Officer, has worked for the Sub-Adviser since 1999. Manolis Liodakis, Ph.D., Partner and Portfolio Manager, has worked for the Sub-Adviser since 2012. John Campbell, Ph.D, Partner and Co-Head of Research, has worked for the Sub-Adviser since 1999. Derek Vance, CFA, Partner and Co-Head of Research, has worked for the Sub-Adviser since 2008. Christopher Malloy, Ph.D, Manager and Head of Alpha Development, has worked for the Sub-Adviser since 2019. Mr. Rathjens has served as a portfolio manager for the Fund since July 2008. Mr. Liodakis has served as portfolio manager for the Fund since August 2012. Messrs. Campbell and Vance have served as a portfolio manager for the Fund since 2018 and Mr. Malloy has served as a portfolio manager for the Fund since 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Dynamic Macro Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.21%	1.21%	1.21%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.04%	2.79%	1.79%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 75 bps (0.75%) and can range from 0.40% to 1.10% based on the Fund’s performance relative to the IQ Hedge Global Macro Beta Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$770	$1,178	$1,610	$2,808
Class C	$282	$865	$1,474	$3,119
Class N	$182	$563	$970	$2,105

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the total return portion of the Fund’s investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts (“REITs”) and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies.

The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling) or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund’s investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser’s goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model’s valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund’s exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Commodity Risk – Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk – Financial derivatives, such as futures, swaps, options and currency forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

Inverse ETF Risk – Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 7.50% (quarter ended June 30, 2020) and the lowest return for a quarter was -12.37% (quarter ended March 31, 2020).

Dunham Dynamic Macro Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	1.63%	2.29%	1.71%
return after taxes on distributions	1.45%	2.08%	1.21%
return after taxes on distributions and sale of Fund shares	1.09%	1.69%	1.12%
Class C Shares
return before taxes	0.72%	1.28%	0.69%
Class A Shares
return before taxes	-4.44%	0.82%	0.84%
IQ Hedge Global Macro Beta Index (reflects no deduction for fees, expenses, or taxes)	9.64%	4.49%	2.71%
Morningstar Multialternative Category (return before taxes)**	2.92%	3.44%	2.70%

*	On November 12, 2014, the Fund’s principal investment strategies were substantially changed. Therefore, the performance prior to that date may have been different had the current principal investment strategies been in place.

**	The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Mellon Investments Corporation (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by the Global Asset Allocation Team of the Sub-Adviser, consisting of Vassilis Dagioglu, James Stavena, and Torrey Zaches, each of whom has served as a primary portfolio manager of the Fund since November 2014. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Long/Short Credit Fund

Investment Objective: The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.16%	1.16%	1.16%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.27%	0.27%	0.27%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.70%	2.45%	1.45%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.05% to 1.15%, based on the Fund’s performance relative to the BofA Merrill Lynch 3-month Treasury Bill Index PLUS 300 bps, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,080	$1,445	$2,468
Class C	$248	$764	$1,306	$2,786
Class N	$148	$459	$792	$1,735

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 519% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.” These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund may invest up to 20% of its total assets in equity instruments, including common stock and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default and index swaps; options; forward contracts and futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Long-Term Maturities/Durations Risk –The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 8.63% (quarter ended March 31, 2012) and the lowest return for a quarter was -11.07% (quarter ended September 30, 2011).

Dunham Long/Short Credit Fund
AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2019*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	5.16%	5.91%	5.47%
return after taxes on distributions	3.89%	4.88%	4.06%
return after taxes on distributions and sale of Fund shares	3.06%	4.16%	3.84%
Class C Shares
return before taxes	4.11%	4.87%	4.41%
Class A Shares
return before taxes	-1.13%	4.43%	4.59%
BofA Merrill Lynch 3-month Treasury Bill Index PLUS 300 bps. (reflects no deduction for fees, expenses, or taxes)	0.67%	1.20%	0.64%
Morningstar Long/Short Credit Category (return before taxes)**	5.38%	4.05%	4.31%

*	On July 1, 2018, the Fund’s principal investment strategy was materially changed. Therefore, the Fund’s performance prior to that date may have been different had the current principal investment strategy been in place.

**	The Morningstar Long/Short Credit Category is generally representative of funds that purchase or sell bonds, credit default swaps, or other credit derivatives to potentially benefit from changes in the credit markets and/or individual issuers.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: MetLife Investment Management, LLC (“MetLife” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Andrew Kronschnabel and Joshua Lofgren, Portfolio Managers at MetLife, share the primary responsibility for the day-to-day management of the Fund. Messrs. Kronschnabel, who joined MetLife and its predecessor firm in 2007, and Lofgren, who joined MetLife and its predecessor firm in 2012, began managing the Fund in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Monthly Distribution Fund

Investment Objective: The Fund seeks to provide positive returns in rising and falling market environments.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	0.68%	0.68%	0.68%
Remaining Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.22% to 0.98%, based on the Fund’s performance relative to the IQ Hedge Market Neutral Total Return Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$777	$1,198	$1,644	$2,876
Class C	$289	$886	$1,508	$3,185
Class N	$189	$585	$1,006	$2,180

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 605% of the average value of its portfolio.

Principal Investment Strategies:

The Sub-Adviser seeks to achieve attractive absolute returns across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options and warrants) across a diversified range of industries. The Sub-Adviser may also invest in cash and cash equivalents.

The Sub-Adviser invests in both 1) select long and short equity opportunities (“Long/Short”) and 2) event-driven opportunities with a hard catalyst (“Event-Driven”). The Sub-Adviser believes there are significant knowledge synergies (e.g., sector expertise that helps in understanding and analyzing the Event-Driven opportunities and risks, superior entry/exit levels based on flows) between the two strategies, and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

Long/Short: The Sub-Adviser invests in highly liquid stocks, predominantly from the Russell 1000® Index universe (large and mid-cap stocks). For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily. Security selection and its weighting in the Fund is determined via an approach that takes into account expected return and the market-related risk of the stock, liquidity, conviction, and the macro picture while using short equity positions on individual stocks or short positions in exchange traded funds (“ETFs”) to maintain an overall low exposure to broad market movements.

Event-Driven: The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. Additionally, the Sub-Adviser may participate in index reweights.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they and are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund’s gains or losses.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Merger and Event-Driven Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 4.79% (quarter ended March 31, 2012) and the lowest return for a quarter was -6.10% (quarter ended September 30, 2011).

Dunham Monthly Distribution Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	0.69%	2.78%	2.93%
return after taxes on distributions	0.53%	1.88%	1.90%
return after taxes on distributions and sale of Fund shares	0.51%	1.91%	1.98%
Class C Shares
return before taxes	-0.35%	1.74%	1.89%
Class A Shares
return before taxes	-5.33%	1.31%	2.06%
IQ Hedge Market Neutral Total Return Index (reflects no deduction for fees, expenses, or taxes)	4.50%	3.56%	2.79%
Morningstar Multialternative Category (return before taxes)**	2.92%	3.44%	2.70%

*	On April 1, 2017, the Fund’s principal investment strategy was materially changed. Therefore, the Fund’s performance prior to that date may have been different had the current principal investment strategy been in place.

**	The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Weiss Multi-Strategy Advisors, LLC (“Weiss” or “the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David Baker, a Portfolio Manager at Weiss, has primary responsibility for the day-to-day management of the Fund. Mr. Baker joined Weiss in August 2019. Mr. Baker was formerly a Partner and portfolio manager at Perella Weinberg, the Fund’s prior sub-adviser, which he joined in 2012 and had managed the Fund since 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

Dunham Real Estate Stock Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 99 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.20%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that was effective January 1, 2020. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.15% to 0.75% based on the Fund’s performance relative to the Dow Jones U.S. Real Estate Total Return Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,007	$1,322	$2,210
Class C	$223	$688	$1,180	$2,534
Class N	$122	$381	$660	$1,455

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the real estate industry that are economically tied to different countries throughout the world, including the United States. The Fund defines a company as principally engaged in the real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of real estate. The Fund may also invest in real estate companies or issuers that are economically tied to emerging markets. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values. In general, the Sub-Adviser buys securities of issuers with real estate that is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. The Sub-Adviser sells securities when a company no longer meets its selection criteria or the valuation no longer meets the risk return parameters of the portfolio.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 16.78% (quarter ended June 30, 2020) and the lowest return for a quarter was -16.10% (quarter ended September 30, 2011).

Dunham Real Estate Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2020	1 Year	5 Years	10 Years
Class N Shares
return before taxes	20.77%	9.78%	10.73%
return after taxes on distributions	18.69%	7.45%	8.72%
return after taxes on distributions and sale of Fund shares	13.75%	6.92%	8.04%
Class C Shares
return before taxes	19.57%	8.69%	9.62%
Class A Shares
return before taxes	13.50%	8.24%	9.79%
Dow Jones U.S. Real Estate Total Return Index (reflects no deduction for fees, expenses, or taxes)	-5.29%	6.71%	8.72%
Morningstar Real Estate Category (return before taxes)*	-4.49%	5.26%	8.07%

*	The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: American Assets Capital Advisors, LLC (“AACA” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Burland B. East III, CFA and Creede Murphy. Mr. East is the Chief Executive Officer and Chief Investment Officer at AACA, and Mr. Murphy is Vice President and Investment Analyst at AACA. Messrs. East and Murphy joined AACA in August 2013 and began managing the Fund in January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 64 of this prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund’s website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Ste. 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)

Dunham Corporate/Government Bond Fund	The Fund seeks to provide current income and capital appreciation.
Dunham Floating Rate Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham High-Yield Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham International Opportunity Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Large Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Small Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and income.
Dunham Focused Large Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Small Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Emerging Markets Stock Fund	The Fund seeks to maximize capital appreciation.
Dunham International Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Dynamic Macro Fund	The Fund seeks to maximize total returns from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.
Dunham Long/Short Credit Fund	The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.
Dunham Monthly Distribution Fund	The Fund seeks to provide positive returns in rising and falling market environments.
Dunham Real Estate Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except Dunham Monthly Distribution Fund and Dunham Dynamic Macro Fund) has adopted a policy to invest at least 80% of its assets in a particular type of security. Each Fund may change its 80% policy upon 60 days written notice to shareholders.

Dunham Corporate/Government Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser’s active management techniques including sector analysis and allocation through active sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) nongovernment mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States’ Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories. In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as “high-yield” or “junk” bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund’s portfolio can be of any maturity.

The Fund may invest, up to 15% of total assets, in derivative instruments, such as swaps (including credit default swap indices and single name credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.

The Fund may also engage in securities lending.

Dunham Floating Rate Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The loans in which the Fund will primarily invest are non-investment grade bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps for investment purposes and to manage risks identified by the Sub-Adviser.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security’s risk/reward by comparing the security’s yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

The Fund may also engage in securities lending.

Dunham High-Yield Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. The Fund’s Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. It sells securities when they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Sub-Adviser conducts fundamental, bottom-up research on the universe of high-yield companies. The Sub-Adviser seeks to preserve principal, while providing a high level of current income.

The Sub-Adviser also seeks undervalued high-yield bonds for potential gains based on capital appreciation. The Sub-Adviser attempts to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities.

The Fund may also engage in securities lending.

Dunham International Opportunity Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers. The Sub-Adviser also evaluates each security on a relative value basis to other potential investments. The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures. The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value. Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund may also engage in securities lending.

Dunham Large Cap Value Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in value-oriented, large capitalization or “large cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily. The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and sells them when they become fully valued or more compelling investments are available.

The Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through diversification across multiple economic sectors and major industries. The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models. The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Dunham Small Cap Value Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic, value-oriented, small capitalization or “small cap” equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the maximum market capitalization of companies in the Russell 2000® Index was approximately $5.5 billion, which will vary daily. Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review. The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review. It generally sells securities when higher ranked or more compelling investments are identified. Although a “total return” investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund may also engage in securities lending

Dunham Focused Large Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or “large cap” equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily. Shareholders will be provided 60 days prior notice of any change to this policy. The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser’s investment philosophy focuses on the analysis of the company’s financial statements, the company’s business model, the company’s perceived advantages over its competitors, and the attractiveness, size and growth rate of each company’s market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a “growth” company. The Sub-Adviser further analyzes each company’s management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth. The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

Under general supervision of the Fund’s Adviser, the Sub-Adviser primarily seeks to own companies that are generally characterized by strong company financials, significant advantages over its competitors, a large and rapidly growing market where it competes, and a management team focused on creating shareholder value.

The Fund may also engage in securities lending.

Dunham Small Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2020, the maximum market capitalization of companies in the Russell 2000® Index was approximately $5.5 billion, which will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate. In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

Under general supervision of the adviser, the Sub-Adviser primarily seeks companies that are generally characterized by strong company financials, barriers to entry (i.e., tough or expensive for competition to enter the marketplace), and focused management. The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

The Fund may also engage in securities lending.

Dunham Emerging Markets Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Sub-Adviser’s disciplined investment process seeks to capture returns from identifying the inefficiencies from markets failing to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of sustainable competitive advantage in companies. Therefore, the Sub-Adviser generally buys stocks of companies in countries that exhibit these traits and are generating high and improving Returns on Invested Capital and generally sells stocks of companies that are less attractive regarding the aforementioned metrics.

The percentage of the Fund’s portfolio invested in each such security type is unlimited. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also engage in securities lending.

Dunham International Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, alternative trading venues or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia. In general, the Sub-Adviser buys securities that it believes will improve the portfolio’s risk-adjusted benchmark-relative expected returns, as indicated by its proprietary econometric models and optimization process. The Sub-Adviser sells securities when opportunities arise that offer a more attractive risk-adjusted expected return profile. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes the key to generating alpha involves evaluating securities on an integrated basis taking into consideration direct effects (stock level characteristics) and indirect, or spillover, effects (country, sector, related companies, etc.).

Measuring and including indirect effects and the influence of related securities can have meaningful implications in evaluating (or forecasting) the security in question. In many cases, the information and signals from groups of related securities are less crowded and more influential than are the direct effects of that stock.

The components of our model are based on the experiences and insights of our investment committee. We use a quantitative process to forecast equity returns in excess of the broad market. This integrated and dynamic model measures a stock’s expected excess return by including the following influences:

●	Direct Effects: characteristics of the company itself; and

●	Indirect Effects: characteristics of:

○	other companies that are related, according to our proprietary linkages model, to the company in question;

○	companies that are linked by virtue of common country and sector affiliation (called country/sector baskets);

○	companies that are linked by virtue of common country affiliation; and

○	companies that are linked by virtue of common global sector affiliation.

Specific investment signals can be generally categorized by having behavioral underpinnings, informational underpinnings, or both. Because each signal serves as a complement to the others, we are able to create an integrated, diversified forecast for each stock. Furthermore, by exploiting multiple sources of alpha, we are able to maximize the likelihood of outperforming in a broad range of market environments.

The Fund may also engage in securities lending.

Dunham Dynamic Macro Fund

The Fund’s Sub-Adviser seeks to achieve the total return portion of the Fund’s investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies. The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling) or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes. The Fund may also invest in individual stocks, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund’s investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser’s goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model’s valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund’s exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

The Fund may also engage in securities lending.

Dunham Long/Short Credit Fund

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.”

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, and index swaps; options; forward contracts and; futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

The Fund may also engage in securities lending.

Dunham Monthly Distribution Fund

The Sub-Adviser seeks to achieve attractive absolute returns across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options and warrants) across a diversified range of industries. The Sub-Adviser may also invest in cash and cash equivalents.

The Sub-Adviser invests in both 1) select long and short equity opportunities (“Long/Short”) and 2) event-driven opportunities with a hard catalyst (“Event-Driven”). The Sub-Adviser believes there are significant knowledge synergies (e.g., sector expertise that helps in understanding and analyzing the Event-Driven opportunities and risks, superior entry/exit levels based on flows) between the two strategies, and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

Long/Short: The Sub-Adviser invests in highly liquid stocks, predominantly from the Russell 1000® Index universe (large and mid-cap stocks). For the most recent annual reconstitution published as of June 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $570 million to $1.6 trillion, which range will vary daily. Security selection and its weighting in the Fund is determined via an approach that takes into account expected return and the market-related risk of the stock, liquidity, conviction, and the macro picture while using short equity positions on individual stocks or short positions in exchange traded funds (“ETF’s) to maintain an overall low exposure to broad market movements.

Event-Driven: The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. Additionally, the Sub-Adviser may participate in index reweights.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

The Fund may also engage in securities lending.

Distribution Policy and Goals:

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). The Federal Reserve defines the Prime Rate as one of several base rates used by banks to price short-term business loans. Past distributions are not necessarily an indication of how the Fund may make distributions in the future. Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned). In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).

Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Dunham Real Estate Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the real estate industry that are economically tied to different countries throughout the world, including the United States. The Fund defines a company as principally engaged in the real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of real estate. The Fund may also invest in real estate companies or issuers that are economically tied to emerging markets. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values. In general, the Sub-Adviser buys securities of issuers with real estate that is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. The Sub-Adviser sells securities when a company no longer meets its selection criteria or the valuation no longer meets the risk return parameters of the portfolio.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities such as money market mutual funds. To the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Defensive investing could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Risks	Dunham Floating Rate Bond Fund	Dunham Long/Short Credit Fund	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Dynamic Macro Fund	Dunham High-Yield Bond Fund	Dunham International Opportunity Bond Fund
Asset Allocation Risk					X
Call or Redemption Risk	X	X	X			X	X
Changing Fixed Income Market Conditions Risk	X	X	X		X	X	X
Commodity Risk					X
Corporate Loans Risk		X
Credit Risk	X	X	X		X	X	X
Currency Risk					X		X
Derivatives Risk	X	X		X	X		X
Distribution Policy Risk				X
Emerging Markets Risk		X	X		X		X
Event Risk		X
ETF Risk				X	X
ETN Risk					X
Foreign Investing Risk	X	X	X		X		X
Interest Rate Risk	X	X	X		X	X	X
IPO Risk				X
Leveraging Risk	X	X		X	X
Liquidity Risk	X	X		X	X	X	X

Risks	Dunham Floating Rate Bond Fund	Dunham Long/Short Credit Fund	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Dynamic Macro Fund	Dunham High-Yield Bond Fund	Dunham International Opportunity Bond Fund
Long-Term Maturities/Durations Risk		X	X
Lower-Rated Securities Risk	X	X	X		X	X	X
Management Risk	X	X	X		X	X	X
Merger and Event Driven Risk				X
Money Market/Short-Term Securities Risk		X		X	X
Mortgage-Backed & Asset-Backed Securities Risk			X
Natural Disaster/Epidemic Risk	X	X	X	X	X	X	X
Non-Diversification Risk							X
Options Risk				X
Portfolio Turnover Risk		X		X	X		X

Private Placement Risk		X	X			X	X
Real Estate Investment Trust (REIT) Risk					X
Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)	X
Securities Lending Risk		X	X	X	X	X	X
Senior Bank Loans Risk	X	X	X
Short Selling Risk		X		X
Small and Medium Capitalization Risk				X	X
Stock Market Risk				X	X
Structured Note Risk							X
U.S. Government Securities Risk			X		X

Risks	Dunham Large Cap Value Fund	Dunham Focused Large Cap Growth Fund	Dunham International Stock Fund	Dunham Real Estate Stock Fund	Dunham Small Cap Value Fund	Dunham Small Cap Growth Fund	Dunham Emerging Markets Stock Fund
Currency Risk			X				X
Emerging Markets Risks			X	X			X
Financials Sector Risk	X				X
Foreign Investing Risk		X	X	X	X		X
Large Cap Stock Risk	X	X
Liquidity Risk			X	X	X	X	X
Management Risk	X	X	X	X	X	X	X
Natural Disaster/Epidemic Risk	X	X	X	X	X	X	X
Non-Diversification Risk		X		X
Portfolio Turnover Risk			X	X	X	X	X
Real Estate Industry Concentration Risk				X
Real Estate Investment Trust (REIT) Risk				X	X
Risks of Investing in Asia							X
Risks of Investing in Japan			X
Securities Lending Risk	X	X	X	X	X	X	X
Small Capitalization Risk					X	X
Small and Medium Capitalization Risk				X
Software Industry Risk		X				X
Stock Market Risk	X	X	X	X	X	X	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Call or Redemption Risk – As interest rates decline, issuers of high-yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Commodity Risk – The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. High-yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk – Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When a Sub-Adviser uses margin, leverage, short sales or financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds. Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer’s common stock. Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risks – Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

ETF Risk – The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

ETN Risk – The Fund may invest in ETNs, which are debt securities of an issuer whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk of the issuer. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Financials Sector Risk – Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber-attacks, and may experience technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Certain Funds may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Inverse ETF Risk – The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses. The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

Leveraging Risk – The Fund’s use of leverage through futures, options, short positions, or inverse ETFs will magnify the Fund’s gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Long-Term Maturities/Durations Risk – Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value”, “growth” or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Merger and Event-Driven Risk – This is the risk of investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry more risk than investments in companies that are perceived to be in stable organizational situations. The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies may be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization may be renegotiated on less favorable terms, terminated or delayed which may cause the Fund to lose money or fail to achieved a desired rate of return.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-Backed and Asset-Backed Securities are derivative securities whose value is based on underlying pools that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Sub-Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Private Placement Risk – The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933. Privately issued securities are restricted securities that are not registered with the SEC. Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) – Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – The Fund invests significantly in floating rate loans that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments. The extent of this impact will depend on the specific loans, as well as the terms of those loans. Many loans have interest rate provisions referencing LIBOR that, when drafted, did not contemplate the permanent discontinuation of LIBOR and, as a result, there may be uncertainty or disagreement over how the loans should be interpreted. For example, loans without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. Further, the interest rate provisions of these loans may need to be renegotiated. Finally, there may be other risks related to the discontinuation of LIBOR, such as loan price volatility risk and technology or systems risk.

Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The alternative reference rates may be more volatile than LIBOR and may perform erratically until widely accepted within the marketplace. The risks associated with this discontinuation and transition will persist if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely matter.

Risks of Investing Asia – The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the United States and Europe, as well as increased tensions with certain nations such as Russia.

Risk of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Senior Bank Loans Risk – Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Transactions in many senior loans settle on a delayed basis. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligation until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some senior loans, which may impact the ability of a Fund to realize full value in some actively traded senior loans. Senior loans also may be subject to restriction on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Senior loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Software Industry Risk – Various factors may significantly affect the software industry, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. The success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies increasingly could become subject to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Structured Note Risk – The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds’ Statement of Additional Information. The Funds may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds’ investment adviser (the “Adviser”). The Adviser’s mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans. As of December 31, 2020, the Adviser had approximately $1.7 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)	Setting the Funds’ overall investment objectives;

b)	Evaluating, selecting and recommending Sub-Advisers to manage the Funds’ assets;

c)	Monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)	Implementing procedures to ensure that the Sub-Advisers comply with the Funds’ investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the “Order”) from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees’ approval and/or renewal of the investment advisory agreement with the Adviser and the Sub-Advisory agreements with Arrowstreet Capital, L.P. (International Stock Fund), Newfleet Asset Management LLC (Floating Rate Bond Fund), Mellon Investments Corporation. (Dynamic Macro Fund), Rothschild & Co. Asset Management US Inc. (Large Cap Value Fund),The Ithaka Group, LLC (Focused Large Cap Growth Fund), Newfleet Asset Management LLC (Corporate/Government Bond Fund), MetLife Investment Management LLC (Long/Short Credit Fund), PineBridge Investments LLC (High-Yield Bond Fund), Weiss Multi-Strategy Advisers LLC (Monthly Distribution), Pier Capital, LLC (Small Cap Growth Fund), and NS Partners Ltd. (Emerging Markets Stock) will be available in the Dunham Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2021. A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreement with American Assets Capital Advisors LLC (Real Estate Stock Fund), Stone Harbor Investment Partners LP (International Opportunity Bond Fund), and Ziegler Capital Management, LLC (Small Cap Value Fund), is available in the Dunham Funds’ semi-annual report for the fiscal period ended April 30, 2020.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with each Sub-Adviser and the Dunham Funds on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on February 22, 2008. Each Fund’s Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.70% – 1.06%	0.60%	0.10% – 0.46%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock*	0.80% – 1.40%	0.65%	0.15% – 0.75%

*	Prior to January 1, 2020, the Sub-Adviser’s portion for Real Estate Stock was 0.10% - 0.70% and the Management fee was 0.75% - 1.35%.

All of the Sub-Advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of each Fund or Predecessor Fund, as applicable.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*	Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2020
Dunham Corporate/Government Bond Fund	0% - 0.70%	0.21%
Dunham Floating Rate Bond Fund	0% - 0.90%	0.15%
Dunham High-Yield Bond Fund	0% - 0.80%	0.26%
Dunham International Opportunity Bond Fund	0% - 0.95%	0.45%
Dunham Large Cap Value Fund	0% - 1.00%	0.34%
Dunham Small Cap Value Fund	0% - 1.50%	0.27%
Dunham Focused Large Cap Growth Fund	0% - 1.10%	0.44%
Dunham Small Cap Growth	0% - 1.30%	0.76%
Dunham Emerging Markets Stock Fund	0% - 1.20%	0.79%
Dunham International Stock Fund	0% - 1.00%	0.72%
Dunham Dynamic Macro Fund	0% - 1.50%	0.56%
Dunham Long/Short Credit Fund	0% - 1.50%	0.51%
Dunham Monthly Distribution Fund	0% - 1.50%	0.24%
Dunham Real Estate Stock Fund	0% - 1.00%	0.45%

*	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005. The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008. The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010. The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011. The range for the Dunham Floating Rate Bond Fund was approved by the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013. The range for the Dunham International Opportunity Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder on November 1, 2013. All other ranges were approved by shareholders on August 26, 2005.

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund’s benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund’s benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure. Depending on a fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, some fulcrum fees employ a “null zone” around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund’s net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance – had another class been used Sub-Advisory fees would be lower) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).

During the first twelve months of each Fund’s Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-

Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program (“Program”), an advisory wrap programs using the Dunham Funds, N or A share classes. The

Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor’s understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

The Sub-Advisory fee rates earned by each the Sub-Adviser for the fiscal year ended October 31, 2020 are presented in the table above in the column entitled “Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2020.” The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Dunham Corporate/Government Bond Fund

Newfleet Asset Management, LLC (“Newfleet”), an investment management firm located at 100 One Financial Plaza, Hartford, Connecticut, 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund. Virtus Investment Partners, Ltd. owns 100% of Newfleet. As of December 31, 2020, Newfleet had approximately $10.2 billion in assets under management for a national and international client base including individuals and institutions.

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. David L. Albrycht and Stephen Hooker share responsibility for the day-to-day management of the Fund.

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is President and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Stephen Hooker

Managing Director and Portfolio Manager

Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa. Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. He began his career in the investment industry in 1993.

Dunham Floating Rate Bond Fund

Newfleet Asset Management, LLC (“Newfleet”), an investment management firm located at One Financial Plaza, Hartford, Connecticut 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Floating Rate Bond Fund. Virtus Investment Partners, Ltd. owns 100% of Newfleet. As of December 31, 2020, Newfleet had approximately $10.2 billion in assets under management for a national client base including individuals and institutions.

The Portfolio Managers of Newfleet who share primary responsibility for the day-to-day management of the Dunham Floating Rate Bond Fund are David L. Albrycht, Kyle A. Jennings, and Francesco Ossino.

David L. Albrycht, CFA

President and Chief Investment Officer

Mr. Albrycht is president and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. Mr. Albrycht joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Kyle A. Jennings, CFA

Senior Managing Director, Head of Credit Research

Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. Mr. Jennings is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies.

Francesco Ossino

Senior Managing Director and Senior Portfolio Manager

Francesco Ossino is Senior Managing Director, Senior Portfolio Manager, and Sector Head of the bank loan asset class at Newfleet. Prior to joining Newfleet in 2012, Mr. Ossino worked at Hartford Investment Management as a bank loan portfolio manager from 2004 to 2012, primarily focused on mutual fund portfolios and a commingled bank loan portfolio for institutional investors.

Dunham High-Yield Bond Fund

PineBridge, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. PineBridge provides investment advice and markets asset management products and services to clients globally. As of December 31, 2020, PineBridge managed approximately $126.1 billion in assets.

John Yovanovic, CFA

Portfolio Manager

Mr. Yovanovic has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge. He has worked at PineBridge since 2001. Mr. Yovanovic has a BBA from the University of Houston in 1991 and is a CFA Charterholder.

Dunham International Opportunity Bond Fund

Stone Harbor Investment Partners (“Stone Harbor”), 31 West 52nd Street, 19th Fl., New York, NY 10019, serves as the Sub-Adviser to the Dunham International Opportunity Bond Fund. Stone Harbor had approximately $16.7 billion in assets under management as of December 31, 2020.

The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Peter J. Wilby, CFA, Co-Chief Investment Officer of Stone Harbor, James E. Craige, CFA, Co-Chief Investment Officer of Stone Harbor, and David Torchia, David Scott, William Perry and Matthew Cottingham, each a Portfolio Manager at Stone Harbor.

Peter J. Wilby, CFA

Co-Chief Investment Officer

Mr. Wilby, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Co-Chief Investment Officer at Stone Harbor since December 2018 and Chief Investment Officer of Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Wilby was the Chief Investment

Officer of North American Fixed Income and Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management.

James E. Craige, CFA

Co-Chief Investment Officer

Mr. Craige, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Co-Chief Investment Officer at Stone Harbor since December 2018 and a Portfolio Manager at Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.

David Torchia

Portfolio Manager

Mr. Torchia, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager at Stone Harbor since April 2006. Prior to April 2006, he was Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management; he joined Citigroup or its predecessor firms in 1984.

David Scott

Portfolio Manager

Mr. Scott, Portfolio Manager of the Dunham International Opportunity Bond Fund, has serviced as a Portfolio Manager at Stone Harbor since April 2006. Prior to April 2006, he was Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited, which he joined in 1994.

William Perry

Portfolio Manager

Mr. Perry, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Portfolio Manager of Stone Harbor since September 2012. From August 2010 to August 2012, he served as Emerging Markets Corporate Debt Portfolio Manager at Morgan Stanley Investment Management. Prior to 2010, Mr. Perry was Managing Director/Portfolio Manager in Global Special Opportunities Group for Latin American Special Situations at JPMorgan Chase.

Matthew Cottingham

Portfolio Manager

Mr. Cottingham, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager at Stone Harbor since 2013. Prior to 2013, he was a European High Yield Analyst at Scottish Widows Investment Partnership.

Dunham Large Cap Value Fund

Rothschild & Co. Asset Management US Inc. (“Rothschild & Co”), an investment management firm located at 1251 Ave of the Americas, New York, New York 10020, serves as the Sub-Adviser to the Dunham Large Cap Value Fund. As of December 31, 2020, Rothschild & Co had approximately $9.2 billion in assets under management, including discretionary and non-discretionary (model delivery) portfolios.

The Dunham Large Cap Value Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Paul Roukis

CFA, Managing Director

Mr. Roukis is a member of Rothschild & Co’s Large-Cap team and is responsible for the analytical coverage of the financial services, real estate, and utilities sectors. In addition, he is a portfolio manager on the firm’s U.S. Large-Cap Value strategy and serves as the lead for that strategy’s socially responsible accounts. He is also a member of the firm’s Quantitative Committee. Mr. Roukis has been with Rothschild & Co since 2005 and in the industry since 1992.

Jeff Agne

Portfolio Manager

Mr. Agne is an analyst and portfolio manager on Rothschild & Co’s Large Cap team. In addition, Mr. Agne heads Rothschild & Co’s Investment Product Development Committee and is also a member of the firm’s Investment and Quantitative Committees. Prior to joining Rothschild & Co in October 2015, he served as a co-portfolio manager for the Global Focus strategy at PineBridge Investments, which he joined in 2008.

Mr. Agne earned a BS from the University of Vermont and an MBA from New York University’s Stern School of Business.

Dunham Small Cap Value Fund

Ziegler Capital Management, LLC (“ZCM”), located at 30 S. Wacker Drive Suite 2800, Chicago, IL 60606, serves as the Sub-Adviser to the Dunham Small Cap Value Fund. ZCM offers investment advisory and sub-advisory services to pension and profit sharing plans, mutual funds, and other institutional investors, and had approximately $10.3 billion in assets under management as of December 31, 2020.

Stock selection for the Dunham Small Cap Value Fund is made by a team of portfolio managers, John S. Albert, CFA and Kevin A. Finn, CFA, who share primary responsibility for the day-to-day management of the Dunham Small Cap Value Fund.

John S. Albert, CFA

Portfolio Manager

John S. Albert is a portfolio manager at ZCM. Mr. Albert is a member of the Sub-Adviser’s Investment Committee and has served as the Fund’s portfolio manager since July 2013.

Kevin A. Finn, CFA

Portfolio Manager

Kevin A. Finn is a portfolio manager at ZCM. Mr. Finn is a member of the Sub-Adviser’s Investment Committee and has served as the Fund’s portfolio manager since July 2013.

Dunham Focused Large Cap Growth Fund

The Ithaka Group, LLC (“Ithaka”), a Delaware Limited Liability Company founded in 2008, serves as the Sub-Adviser to the Dunham Focused Large Cap Growth Fund. Ithaka manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, and other institutional investors. Ithaka, which is located at Suite 240, 3 Bethesda Metro Center, Bethesda, Maryland 20814, had approximately $1.5 billion in assets under management as of December 31, 2020.

Security selection for the Dunham Focused Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The portfolio managers of the Ithaka team who are primarily responsible for the day-to-day management of the Dunham Focused Large Cap Growth Fund are William L. Johnson and Scott O’Gorman, Jr.

William L. Johnson

CEO, co-CIO and Portfolio Manager

Mr. Johnson is a co-founder of Ithaka. Prior to co-founding Ithaka in 2007, Mr. Johnson was Managing Director and Senior Portfolio Manager at Sands Capital Management, which he co-founded in 1992. He spent the majority of his time managing portfolios, researching companies and searching for new investment ideas, having a strong influence on many of the purchase and sale decisions. Mr. Johnson has a BA in political science from DePauw University.

Scott O’Gorman, Jr., CFA

co-CIO, President and Portfolio Manager

Mr. O’Gorman is a co-founder of Ithaka. Prior to co-founding Ithaka in 2007, Mr. O’Gorman was Managing Director and Senior Portfolio Manager at Sands Capital Management, which he joined in 1999. His duties included portfolio management, client service and marketing. Mr. O’Gorman holds a BA in economics from Yale University and an MBA from Columbia University.

Dunham Small Cap Growth Fund

Pier Capital, LLC (“Pier Capital”), 600 Summer Street Suite 203, Stamford, Connecticut, 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund. Pier Capital specializes in managing small and cap growth equity portfolios for institutional clients. Pier Capital, formerly known as SEB Asset Management America Inc. (“SEB”), had approximately $961 million in assets under management as of December 31, 2020. Stock selection for the Dunham Small Cap Growth Fund is made by a team that consists of portfolio managers and analysts. Alex Yakirevich is primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund.

Alex Yakirevich

Portfolio Manager, Chief Investment Officer and President

Mr. Yakirevich has been with Pier Capital since he joined as an analyst in 2004.

Dunham Emerging Markets Stock Fund

NS Partners Ltd. (“NS Partners”) is located at 1 Knightsbridge Green, London SW1X 7QA, United Kingdom. Founded in 1988, NS Partners provides investment management services to pension funds, foundations, mutual funds and insurance companies around the world. NS Partners had approximately $3.6 billion in assets under management as of December 31, 2020.

Ian Beattie

Head of Emerging Asia and Co-Chief Investment Officer

Mr. Beattie joined NS Partners in 1996. He began his career at Royal Insurance as an Asian equity fund manager and also ran a balanced fund. Mr. Beattie became Head of Asia ex Japan in 1997 and Co-Chief Investment Officer in April 2009. Ian holds a B.Sc., Economics, from City University, London.

Brian Coffey

Investment Manager, Latin America and MENA

Mr. Coffey joined NS Partners in 1988 and is responsible for research and stock selection in Latin America and Africa. He became Co-Head of emerging markets in 1998. Mr. Coffey received a B.Sc., General Science, from University College, Galway and a B.Sc., Financial Economics, from the University of London.

Oliver Adcock

Investment Manager Emerging Europe

Mr. Adcock joined NS Partners in September 2007 from Accenture, where he worked in their capital markets strategy consulting division. Mr. Adcock has responsibility for European stock selection, evaluating both developed and emerging Europe. Mr. Adcock holds a Master of Chemistry, Chemistry, from New College, University of Oxford.

Dunham International Stock Fund

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, Floor 30, Boston, serves as the Sub-Adviser to the Dunham International Stock Fund. Arrowstreet specializes in offering global equity investment strategies and asset management to institutional investors. Founded in 1999, it had approximately $133.6 billion in assets under management as of December 31, 2020.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Peter Rathjens, Ph.D.

Chief Investment Officer

Dr. Rathjens has served as Chief Investment Officer at Arrowstreet since 1999. Dr. Rathjens has the overall responsibility for Arrowstreet’s investment products and chairs the firm’s Investment Committee. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management’s investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

Manolis Liodakis, Ph.D.

Partner, Portfolio Management

Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since August 2012. Dr. Liodakis is responsible for many of the functions associated with the day to day implementation of Arrowstreet’s investment strategies. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management most recently as Managing Director, Global Equities Hybrid Strategies.

John Campbell, PhD
Partner and Co-Head of Research

John Campbell, PhD serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Mr. Campbell joined Arrowstreet in 1999. Mr. Campbell began his investment career in 1998 and earned a Ph.D. from Yale University and a B.A. from Oxford University.

Derek Vance, CFA

Partner and Co-Head of Research

Derek Vance serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Mr. Vance joined Arrowstreet in 2008. Mr. Vance began his investment career in 2007 and earned an A.B. from Harvard College.

Christopher Malloy, PhD

Partner, Head of Alpha Development

Christopher Malloy, PhD serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Prior to joining Arrowstreet in 2019, Mr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of Economic Research since 2007. Mr. Malloy earned a PhD and MBA from The University of Chicago Graduate School of Business, and a BA from Yale University.

Dunham Dynamic Macro Fund

Mellon Investments Corporation (“Mellon”) is an investment management firm located at 50 Fremont Street, Suite 3900, San Francisco, California 94102. Mellon serves as the Sub-Adviser to the Dunham Dynamic Macro Fund. Mellon had approximately $613.6 billion in assets under management as of December 31, 2020.

Investment decisions for the Fund are made by Mellon’s Global Asset Allocation Team, consisting of Vassilis Dagioglu, James H. Stavena, and Torrey Zaches, who share primary responsibility for the day-today management of the Dunham Dynamic Macro Fund. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Vassilis Dagioglu

Managing Director, Head of Asset Allocation Portfolio Management

Mr. Dagioglu joined Mellon in 1999 and is a Managing Director and Head of Asset Allocation Portfolio Management. Mr. Dagioglu leads a team of portfolio managers responsible for the implementation of Mellon’s asset allocation strategies.

James Stavena

Managing Director, Asset Allocation

Mr. Stavena joined Mellon in 1998 and is a Managing Director, Asset Allocation. Mr. Stavena is a key contributor to the development, refinement, and risk management of all asset allocation investment strategies and signals at Mellon.

Torrey Zaches, CFA

Director, Asset Allocation

Mr. Zaches, a Director, joined Mellon in 1998 and participates as a member of the asset allocation investment team.

Dunham Long/Short Credit Fund

MetLife Investment Management, LLC (“MetLife”) is located at One MetLife Way, Whippany, New Jersey 07981. MetLife is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2020, MetLife had approximately $659.6 billion in assets under management.

Andrew Kronschnabel, CFA

Portfolio Manager

Mr. Kronschnabel is a portfolio manager and a member of the investment grade credit team. He is responsible for high grade credit across all Core-based, Corporate and Long / Short strategies at MetLife. Prior to joining MetLife in 2007, he was a member of the portfolio management team at Delaware Investments where he was responsible for Core-based and high grade products from 2000 to 2007. Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College and is a CFA charterholder.

Joshua Lofgren, CFA

Portfolio Manager

Mr. Lofgren is a portfolio manager involved in high grade credit strategies and the Long / Short credit strategy at MetLife. Prior to joining MetLife in 2012, Mr. Lofgren worked in the securities division at Goldman Sachs in New York for nine years, working with institutional clients across a range of credit products, including investment grade and high yield credit, in both cash and derivative form. Mr. Lofgren has a Bachelor of Science in Business Administration with a concentration in finance from the University of Richmond and is a CFA charterholder.

Messrs. Kronschnabel and Lofgren share primary responsibility for the day-to-day investment decisions of the Fund.

Dunham Monthly Distribution Fund

Weiss Multi-Strategy Advisers, LLC (“Weiss”), located at 320 Park Avenue, 20th Fl., New York, New York 10022, is an asset management firm with over 40 years of investment management experience through its affiliated entities. Weiss is registered with the SEC as an investment adviser and with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with the U.S. Commodity Futures Trading Commission. As of December 31, 2020, Weiss had approximately $3.2 billion in assets under management.

Mr. Baker has primary responsibility for the day-to-day investment decisions of the Fund.

David Baker

Portfolio Manager

Prior to joining Weiss in August 2019, Mr. Baker had been with Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) since 2012 as a Partner and Portfolio Manager and where he had managed the Dunham Monthly Distribution Fund since 2017. Prior to joining Perella Weinberg, Mr. Baker served as a Managing Director overseeing long/short equity investing within Deutsche Bank. Mr. Baker received a B.S. in Finance and Statistics from New York University.

Dunham Real Estate Stock Fund

American Assets Capital Advisers, LLC (“AACA”) is an investment adviser specializing in publicly traded real estate securities, which include Real Estate Investment Trusts (“REITs”), real estate operating companies, lodging and gaming, housing, land development and real estate services. AACA manages separate accounts and mutual funds for institutions and individuals focusing on global real estate securities. As of December 31, 2020, AACA’s assets under management were $673 million. AACA is located at 11455 El Camino Real, Suite 300, San Diego, CA 92130.

Burland B. East III, CFA and Creede Murphy share primary responsibility for the day-to-day management of the Fund

Burland B. East III, CFA

Portfolio Manager, Chief Executive Officer and Chief Investment Officer

Mr. East joined AACA in August 2013. Prior to that, Mr. East worked at AACA’s predecessor firm, AAIM LLC, from October 2010 until the investment management functions for the real estate strategies were shifted to AACA in 2013. Mr. East has more than 35 years of experience on Wall Street as a Managing Director and as an NASD Broker-Dealer member-owner.

Creede Murphy

Portfolio Manager and Chief Operating Officer

Mr. Murphy joined AACA in August 2013. Prior to that, Mr. Murphy worked at AACA’s predecessor firm, AAIM LLC, from June 2011 until the investment management functions for the real estate strategies were shifted to AACA in 2013. Mr. Murphy has more than 10 years of investment experience and holds a Master of Business Administration from the University of California San Diego, and a Masters of Architecture and a Bachelors of Arts in Architecture, and is a Licensed Architect.

HOW SHARES ARE PRICED

Each Fund’s shares are sold at net asset value (“NAV”). The NAV for each share class is determined at the close of regular trading (normally calculated at 4:00 p.m. Eastern time) (“Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund will not treat an intraday unscheduled disruption in NYSE trading as an exchange closure and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Debt securities are generally valued at the mean between the closing ‘bid” and “ask” prices as reported by NASDAQ, or, if no so reported, as reported in the over-the-counter market in the United States. Certain short-term fixed-income securities may be valued based on amortized cost.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. If “market values” are not available for any securities, the Adviser will determine the “fair value “of the securities using Board-approved procedures. In those circumstances where a security’s price is not considered to be market indicative, the security’s valuation may differ from an available market quotation. Foreign portfolio securities generally are valued at the closing price on the foreign exchange on which the securities are traded. The Dunham International Stock Fund and Dunham Emerging Markets Stock Fund use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. Redemption of shares of the Portfolio purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Types of Accounts

You may buy shares of a Fund at the Fund’s NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. Under certain circumstances, the Funds will accept a new Application Form signed electronically from a pre-approved electronic signature provider. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

●	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner’s medallion signature guarantee for any transaction requiring a medallion signature guarantee.

●	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

●	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

●	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

●	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

●	Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $6,000 or 100% of compensation in 2020. In addition, IRA holders’ age 50 or older may contribute $1,000 a year more than these limits in 2020.

●	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

●	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

●	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales charge and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund, at net asset value with the following Front End Sales Charge (“FESC”) based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The following sales charges apply to your purchases of Class A shares of the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund at net asset value with the following FESC based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling

Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.

●	The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.

●	Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: 0.75% on purchases of $1 million to $3 million, 0.50% on purchases over $3 million up to and including $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds. Class N shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in Class N shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares. If you have elected “Telephone Privileges” on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See “Exchanging Shares.”

If you have elected “Telephone Privileges” by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase is $100.

By Mail

Make your check payable to “Dunham Funds.” Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to “Dunham Funds.” Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan	Open a Fund account using one of the previous methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

HOW TO REDEEM Shares

You have the right to sell (“redeem”) all or any part of your shares. Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in “good order”. See “Payment of Redemption Proceeds” for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

●      have declined or canceled your telephone investment privilege;

●      wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

●      must provide supporting legal documents such as a medallion signature guarantee for redemption requests by corporations, trusts and partnerships.

By Mail	If you are redeeming shares, you may send your redemption request to
	via Regular Mail:	via Overnight Mail:
	Dunham Funds	Dunham Funds
	c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
	P.O. Box 541150	4221 North 203rd Street, Suite 100
	Omaha, NE 68154	Elkhorn, NE 68022-3474

You must include the following information in your written request:

●      a letter of instruction stating the name of the Fund, the dollar amount or number of shares you are redeeming, the names in which the account is registered and your account number;

●      other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

●      a medallion signature guarantee, if necessary.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

●      your account number

●      the Fund which you are redeeming from

●      the dollar or share amount of the transaction

●      for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

●      any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information in good order.

By Systematic Withdrawal Plan	The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $100 per period. Note that this plan may deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell (“redeem”) all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See “Payment of Redemption Proceeds” for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. “Good Order” means your letter of instruction includes:

●	The name of the Fund

●	The number of shares or the dollar amount of shares to be redeemed

●	Signatures of all registered shareholders exactly as the shares are registered

●	The account number

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”). You may receive the proceeds in one of three ways:

1.	We can mail a check to your account’s address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.	We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.	For a $15 fee, which will be deducted from your redemption proceeds; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

The Fund’s transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”).

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in Good Order. Payment may be delayed for up to seven days:

●	to allow your purchase to clear (as discussed below);

●	during periods of market volatility;

●	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

●	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of shares recently purchased by check (including a cashier’s check or certified check), bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:

●	when the NYSE is closed, other than customary weekend and holiday closings;

●	when trading on the NYSE is restricted, as determined by the SEC;

●	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or

●	as the SEC may by order permit for the protection of Fund shareholders.

You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.

Methods the Funds May Use to Meet Redemption Requests

The Funds intend to pay share redemptions in cash. To ensure that the Funds have cash to meet share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.

In unusual or stressed circumstances, the Fund may generate cash in the following ways:

●	Uncommitted Line of Credit. The Fund participates in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund.

●	Redemption in Kind. Although the Funds intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of a Fund’s portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, a Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period.

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

●	If you change ownership on your account

●	When you want the redemption proceeds sent to a different address than that registered on the account

●	Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record

●	If a change of address request has been received by the transfer agent within the last 15 days

●	For all redemptions of $50,000 or more from any shareholder account

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

●	Vary or waive any minimum investment requirement.

●	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

●	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

●	Redeem all shares in your account if your balance falls below the Fund’s minimum. If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund’s minimum after 60 days written request.

●	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

●	Modify or terminate the exchange privilege after 60 days written notice to shareholders.

●	Reject any purchase, redemption or exchange request that does not contain all required documentation.

●	Accept certain requests or instructions via electronic mail provided you have prior approval from the Funds.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Fund’s transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under “Methods of Buying.”

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

how to ExchangE Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Fund’s Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Fund’s transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund’s distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Class N Only Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the money market fund selected by the program sponsor (the “Money Market Fund”) at their relative NAVs and you also may exchange back into a Fund without incurring any charges or fees. Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled “Minimum Investments” of this Prospectus. Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling toll free (888) 3DUNHAM (338-6426). The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase. When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

●     Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

●     Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Funds distribute dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

Dividends attributable to the net investment income of the Dunham Long/Short Credit Fund, Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund will be declared monthly and paid monthly.

The Dunham Monthly Distribution Fund will make monthly distributions. Please refer to the sub-heading “Distribution Policy and Goals” under the section heading “Additional Information About Principal Investment Strategies and Related Risks” for a detailed description of the Fund’s distribution policy and tax consequences.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital. With respect to the Dunham Monthly Distribution Fund, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in such Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”: Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

●	Provide your correct social security or taxpayer identification number,

●	Certify that this number is correct

●	Certify that you are not subject to backup withholding, and

●	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply these policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Fund, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund’s Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds, except for Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund, which pay 0.50%. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund’s assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In certain instances, the Adviser may pay distribution-related expenses, including providing additional compensation to brokers-dealers, financial advisers or other financial institutions (“Financial Intermediaries”). In addition, the Adviser may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed by the Adviser. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees, or fees it receives under a Fund’s Class A and Class C Plans.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by BBD, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ October 31, 2020 annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.02	$13.06	$13.82	$13.92	$13.75
Income (loss) from investment operations:
Net investment income*	0.28	0.36	0.34	0.31	0.36
Net realized and unrealized gain (loss)	0.44	0.96	(0.74)	(0.08)	0.19
Total income (loss) from investment operations	0.72	1.32	(0.40)	0.23	0.55
Less distributions:
Distributions from net investment income	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Total distributions	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Net asset value, end of year	$14.44	$14.02	$13.06	$13.82	$13.92
Total return + #	5.17%	10.27%	(2.93)%	1.72%	4.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$61,029	$42,730	$41,151	$62,757	$48,025
Ratios of expenses to average net assets:	1.24%	1.20%	1.20%	1.35%	1.13%
Ratios of net investment income to average net assets:	1.99%	2.68%	2.53%	2.27%	2.61%
Portfolio turnover rate	75%	76%	92%	61%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.01	$13.04	$13.80	$13.90	$13.73	$13.91	$12.95	$13.71	$13.81	$13.65
Income (loss) from investment operations:
Net investment income*	0.25	0.33	0.31	0.28	0.33	0.18	0.26	0.24	0.21	0.26
Net realized and unrealized gain (loss)	0.42	0.97	(0.74)	(0.08)	0.19	0.41	0.96	(0.74)	(0.08)	0.18
Total income (loss) from investment operations	0.67	1.30	(0.43)	0.20	0.52	0.59	1.22	(0.50)	0.13	0.44
Less distributions:
Distributions from net investment income	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Total distributions	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Net asset value, end of year	$14.42	$14.01	$13.04	$13.80	$13.90	$14.31	$13.91	$12.95	$13.71	$13.81
Total return + #	4.84%	10.09%	(3.17)%	1.47%	3.86%	4.29%	9.53%	(3.67)%	0.98%	3.27%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,490	$7,510	$5,311	$6,260	$4,832	$2,886	$2,672	$2,760	$3,199	$3,364
Ratios of expenses to average net assets:	1.49%	1.45%	1.45%	1.60%	1.38%	1.99%	1.95%	1.95%	2.10%	1.88%
Ratios of net investment income to average net assets:	1.75%	2.41%	2.31%	2.01%	2.40%	1.31%	1.92%	1.81%	1.52%	1.89%
Portfolio turnover rate	75%	76%	92%	61%	58%	75%	76%	92%	61%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.36	$9.62	$9.73	$9.70	$9.60
Income (loss) from investment operations:
Net investment income*	0.34	0.44	0.40	0.35	0.33
Net realized and unrealized gain (loss)	(0.47)	(0.26)	(0.11)	0.03	0.10
Total income (loss) from investment operations	(0.13)	0.18	0.29	0.38	0.43
Less distributions:
Distributions from net investment income	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Total distributions	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Net asset value, end of year	$8.90	$9.36	$9.62	$9.73	$9.70
Total return + #	(1.30)%	1.99%	3.02%	4.01%	4.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$135,536	$157,757	$164,936	$157,485	$94,219
Ratios of expenses to average net assets:	1.00%	1.01%	0.97%	1.03%	1.34%
Ratios of net investment income to average net assets:	3.81%	4.60%	4.08%	3.60%	3.24%
Portfolio turnover rate	76%	44%	79%	91%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.35	$9.61	$9.72	$9.70	$9.59	$9.35	$9.62	$9.73	$9.69	$9.59
Income (loss) from investment operations:
Net investment income*	0.32	0.41	0.37	0.32	0.31	0.27	0.37	0.33	0.28	0.26
Net realized and unrealized gain (loss)	(0.47)	(0.25)	(0.11)	0.03	0.11	(0.46)	(0.27)	(0.11)	0.04	0.10
Total income (loss) from investment operations	(0.15)	0.16	0.26	0.35	0.42	(0.19)	0.10	0.22	0.32	0.36
Less distributions:
Distributions from net investment income	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Total distributions	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Net asset value, end of year	$8.89	$9.35	$9.61	$9.72	$9.70	$8.89	$9.35	$9.62	$9.73	$9.69
Total return + #	(1.56)%	1.74%	2.77%	3.64%	4.49%	(2.06)%	1.13%	2.26%	3.31%	3.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$19,705	$21,997	$20,205	$16,229	$10,923	$6,800	$8,654	$7,236	$6,215	$4,545
Ratios of expenses to average net assets:	1.25%	1.26%	1.22%	1.28%	1.59%	1.75%	1.76%	1.72%	1.78%	2.10%
Ratios of net investment income to average net assets:	3.56%	4.36%	3.84%	3.33%	3.49%	3.07%	3.86%	3.43%	2.89%	2.74%
Portfolio turnover rate	76%	44%	79%	91%	62%	76%	44%	79%	91%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$8.97	$8.72	$9.22	$8.94	$8.92
Income (loss) from investment operations:
Net investment income*	0.41	0.45	0.44	0.42	0.44
Net realized and unrealized gain (loss)	(0.09)	0.26	(0.51)	0.30	0.02
Total income (loss) from investment operations	0.32	0.71	(0.07)	0.72	0.46
Less distributions:
Distributions from net investment income	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Total distributions	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Net asset value, end of year	$8.88	$8.97	$8.72	$9.22	$8.94
Total return + #	3.74%	8.42%	(0.80)%	8.19%	5.39%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$83,009	$90,262	$94,596	$103,567	$78,194
Ratios of expenses to average net assets:	1.14%	1.12%	1.12%	1.19%	1.08%
Ratios of net investment income to average net assets:	4.69%	5.12%	4.84%	4.62%	5.09%
Portfolio turnover rate	75%	70%	101%	142%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.06	$8.81	$9.29	$9.02	$8.99	$8.92	$8.68	$9.17	$8.88	$8.86
Income (loss) from investment operations:
Net investment income*	0.39	0.44	0.42	0.40	0.42	0.34	0.39	0.37	0.35	0.37
Net realized and unrealized gain (loss)	(0.09)	0.25	(0.49)	0.28	0.03	(0.09)	0.25	(0.50)	0.30	0.02
Total income (loss) from investment operations	0.30	0.69	(0.07)	0.68	0.45	0.25	0.64	(0.13)	0.65	0.39
Less distributions:
Distributions from net investment income	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Total distributions	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Net asset value, end of year	$8.97	$9.06	$8.81	$9.29	$9.02	$8.83	$8.92	$8.68	$9.17	$8.88
Total return + #	3.44%	8.07%	(0.82)%	7.70%	5.21%	2.95%	7.55%	(1.43)%	7.45%	4.65%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,127	$12,336	$12,393	$12,085	$10,478	$4,663	$7,497	$7,392	$7,785	$7,687
Ratios of expenses to average net assets:	1.39%	1.37%	1.37%	1.44%	1.33%	1.89%	1.87%	1.87%	1.94%	1.83%
Ratios of net investment income to average net assets:	4.44%	4.87%	4.60%	4.38%	4.84%	3.93%	4.37%	4.09%	3.88%	4.34%
Portfolio turnover rate	75%	70%	101%	142%	62%	75%	70%	101%	142%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.43	$8.93	$9.32	$9.37	$8.92
Income (loss) from investment operations:
Net investment income (loss)*	0.19	(0.03)	(0.03)	(0.03)	0.04
Net realized and unrealized gain (loss)	(0.37)	0.58	(0.35)	0.07	0.42
Total income (loss) from investment operations	(0.18)	0.55	(0.38)	0.04	0.46
Less distributions:
Distributions from net investment income	(0.11)	(0.04)	—	—	(0.01)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	(0.07)	—	—	—	—
Total distributions	(0.20)	(0.05)	(0.01)	(0.09)	(0.01)
Net asset value, end of year	$9.05	$9.43	$8.93	$9.32	$9.37
Total return + #	(1.81)%	6.29%	(4.08)%	0.57%	5.14%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,346	$32,927	$31,838	$32,441	$24,728
Ratios of expenses to average net assets:	1.36%	1.36%	1.35%	1.54%	1.28%
Ratios of net investment income (loss) to average net assets:	2.08%	(0.30)%	(0.35)%	(0.37)%	0.41%
Portfolio turnover rate	138%	109%	45%	56%	64%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2020	2019	2018	2017	2016		2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.34	$8.85	$9.26	$9.32	$8.90		$9.11	$8.66	$9.10	$9.22	$8.84
Income (loss) from investment operations:
Net investment income (loss)*	0.17	(0.05)	(0.06)	(0.06)	0.01		0.10	(0.09)	(0.10)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	(0.37)	0.57	(0.34)	0.09	0.41		(0.33)	0.55	(0.33)	0.07	0.41
Total income (loss) from investment operations	(0.20)	0.52	(0.40)	0.03	0.42		(0.23)	0.46	(0.43)	(0.03)	0.38
Less distributions:
Distributions from net investment income	(0.09)	(0.02)	—	—	(0.00	) (a)	(0.06)	—	—	—	(0.00	) (a)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—		(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	(0.07)	—	—	—	—		(0.07)	—	—	—	—
Total distributions	(0.18)	(0.03)	(0.01)	(0.09)	(0.00	) (a)	(0.15)	(0.01)	(0.01)	(0.09)	(0.00	) (a)
Net asset value, end of year	$8.96	$9.34	$8.85	$9.26	$9.32		$8.73	$9.11	$8.66	$9.10	$9.22
Total return + #	(2.03)%	5.98%	(4.32)%	0.46%	4.77%		(2.48)%	5.36%	(4.72)%	(0.19)%	4.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,722	$4,357	$3,802	$2,968	$2,118		$1,180	$1,442	$1,366	$1,330	$1,204
Ratios of expenses to average net assets:	1.61%	1.61%	1.60%	1.79%	1.53%		2.11%	2.11%	2.10%	2.29%	2.03%
Ratios of net investment income (loss) to average net assets:	1.91%	(0.55)%	(0.59)%	(0.63)%	0.10%		1.21%	(1.05)%	(1.10)%	(1.11)%	(0.33)%
Portfolio turnover rate	138%	109%	45%	56%	64%		138%	109%	45%	56%	64%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.96	$14.18	$14.16	$12.22	$16.32
Income from investment operations:
Net investment income *	0.17	0.18	0.14	0.15	0.22
Net realized and unrealized gain (loss)	(1.03)	1.29	0.15	2.01	(0.04)
Total income (loss) from investment operations	(0.86)	1.47	0.29	2.16	0.18
Less distributions:
Distributions from net investment income	(0.18)	(0.15)	(0.13)	(0.22)	(0.18)
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.52)	(0.69)	(0.27)	(0.22)	(4.28)
Net asset value, end of year	$13.58	$14.96	$14.18	$14.16	$12.22
Total return + #	(6.15)%	11.37%	1.98%	17.84%	1.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$73,557	$61,791	$55,428	$55,155	$45,026
Ratios of expenses to average net assets:
Before fees paid indirectly	1.24%	1.14%	1.30%	1.13%	0.93%
After fees paid indirectly	1.24%	1.14%	1.30%	1.12%	0.93%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.25%	1.30%	0.94%	1.12%	1.81%
After fees paid indirectly	1.25%	1.30%	0.94%	1.13%	1.81%
Portfolio turnover rate	43%	44%	45%	61%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.87	$14.11	$14.10	$12.16	$16.26	$14.17	$13.45	$13.47	$11.65	$15.74
Income from investment operations:
Net investment income (loss)*	0.14	0.15	0.10	0.11	0.19	0.03	0.04	(0.01)	0.02	0.10
Net realized and unrealized gain (loss)	(1.03)	1.27	0.15	2.02	(0.05)	(0.98)	1.23	0.15	1.92	(0.06)
Total income (loss) from investment operations	(0.89)	1.42	0.25	2.13	0.14	(0.95)	1.27	0.14	1.94	0.04
Less distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.10)	(0.19)	(0.14)	(0.08)	(0.01)	(0.02)	(0.12)	(0.03)
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	—	(4.10)	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.48)	(0.66)	(0.24)	(0.19)	(4.24)	(0.42)	(0.55)	(0.16)	(0.12)	(4.13)
Net asset value, end of year	$13.50	$14.87	$14.11	$14.10	$12.16	$12.80	$14.17	$13.45	$13.47	$11.65
Total return + #	(6.33)%	11.00%	1.71%	17.66%	1.43%	(7.05)%	10.24%	1.00%	16.72%	0.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$16,855	$16,363	$12,525	$10,174	$6,544	$3,897	$5,319	$4,167	$4,640	$4,850
Ratios of expenses to average net assets:
Before fees paid indirectly	1.49%	1.39%	1.55%	1.38%	1.18%	2.24%	2.14%	2.30%	2.13%	1.93%
After fees paid indirectly	1.49%	1.39%	1.55%	1.37%	1.18%	2.24%	2.14%	2.30%	2.12%	1.93%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.00%	1.05%	0.70%	0.84%	1.57%	0.23%	0.30%	(0.07)%	0.14%	0.83%
After fees paid indirectly	1.00%	1.05%	0.70%	0.85%	1.57%	0.23%	0.30%	(0.07)%	0.15%	0.83%
Portfolio turnover rate	43%	44%	45%	61%	59%	43%	44%	45%	61%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019		2018	2017	2016

Net asset value, beginning of year	$14.67	$15.72		$17.47	$14.41	$14.27
Income (loss) from investment operations:
Net investment income (loss) *	0.10	(0.00	) (a)	0.00 (a)	0.07	0.09
Net realized and unrealized gain (loss)	(2.86)	0.65		0.10 (b)	3.57	0.54
Total income (loss) from investment operations	(2.76)	0.65		0.10	3.64	0.63
Less distributions:
Distributions from net investment income	—	—		(0.04)	(0.10)	(0.01)
Distributions from net realized gains	—	(1.70)		(1.81)	(0.48)	(0.48)
Total distributions	—	(1.70)		(1.85)	(0.58)	(0.49)
Net asset value, end of year	$11.91	$14.67		$15.72	$17.47	$14.41
Total return + #	(18.81)%	6.15%		0.37%	25.55%	4.58%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,444	$43,564		$37,248	$22,710	$22,254
Ratios of expenses to average net assets:
Before fees paid indirectly	1.26%	1.72%		1.54%	1.32%	1.48%
After fees paid indirectly	1.17%	1.72%		1.54%	1.32%	1.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.72%	(0.01)%		0.01%	0.45%	0.64%
After fees paid indirectly	0.81%	(0.01)%		0.01%	0.45%	0.64%
Portfolio turnover rate	135%	85%		101%	100%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2020	2019	2018		2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.45	$15.55	$17.31		$14.29	$14.18	$12.51	$13.81	$15.67	$13.02	$13.06
Income (loss) from investment operations:
Net investment income (loss)*	0.07	(0.04)	(0.04)		0.03	0.05	(0.02)	(0.12)	(0.15)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(2.82)	0.64	0.09	(b)	3.54	0.54	(2.44)	0.52	0.10 (b)	3.21	0.49
Total income (loss) from investment operations	(2.75)	0.60	0.05		3.57	0.59	(2.46)	0.40	(0.05)	3.13	0.44
Less distributions:
Distributions from net investment income	—	—	(0.00	) (a)	(0.07)	—	—	—	—	—	—
Distributions from net realized gains	—	(1.70)	(1.81)		(0.48)	(0.48)	—	(1.70)	(1.81)	(0.48)	(0.48)
Total distributions	—	(1.70)	(1.81)		(0.55)	(0.48)	—	(1.70)	(1.81)	(0.48)	(0.48)
Net asset value, end of year	$11.70	$14.45	$15.55		$17.31	$14.29	$10.05	$12.51	$13.81	$15.67	$13.02
Total return + #	(19.03)%	5.85%	0.08%		25.26%	4.33%	(19.66)%	5.06%	(0.63)%	24.29%	3.52%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,955	$9,848	$7,869		$4,569	$3,802	$2,064	$2,835	$2,139	$2,611	$2,241
Ratios of expenses to average net assets:
Before fees paid indirectly	1.51%	1.97%	1.79%		1.57%	1.73%	2.26%	2.72%	2.54%	2.32%	2.48%
After fees paid indirectly	1.42%	1.97%	1.79%		1.57%	1.73%	2.17%	2.72%	2.54%	2.32%	2.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.46%	(0.26)%	(0.26)%		0.19%	0.40%	(0.29)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
After fees paid indirectly	0.55%	(0.26)%	(0.26)%		0.19%	0.40%	(0.20)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
Portfolio turnover rate	135%	85%	101%		100%	129%	135%	85%	101%	100%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.24	$22.50	$19.37	$15.92	$16.97
Income (loss) from investment operations:
Net investment loss*	(0.32)	(0.25)	(0.22)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	10.58	3.69	3.53	3.59	(0.86)
Total income (loss) from investment operations	10.26	3.44	3.31	3.45	(0.96)
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$33.67	$24.24	$22.50	$19.37	$15.92
Total return + #	43.39%	17.19%	17.24%	21.67%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$108,816	$74,714	$59,424	$56,472	$51,242
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.30%	1.33%	1.30%	1.16%	1.20%
After fee waivers and fees paid indirectly	1.30%	1.33%	1.29%	1.14%	1.20%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.08)%	(1.06)%	(1.01)%	(0.79)%	(0.64)%
After fee waivers and fees paid indirectly	(1.08)%	(1.06)%	(1.01)%	(0.77)%	(0.64)%
Portfolio turnover rate	17%	28%	25%	38%	29%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$23.71	$22.11	$19.08	$15.73	$16.80	$22.25	$21.00	$18.27	$15.17	$16.33
Income (loss) from investment operations:
Net investment loss*	(0.38)	(0.30)	(0.28)	(0.18)	(0.14)	(0.55)	(0.44)	(0.42)	(0.30)	(0.25)
Net realized and unrealized gain (loss)	10.34	3.60	3.49	3.53	(0.84)	9.64	3.39	3.33	3.40	(0.82)
Total income (loss) from investment operations	9.96	3.30	3.21	3.35	(0.98)	9.09	2.95	2.91	3.10	(1.07)
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$32.84	$23.71	$22.11	$19.08	$15.73	$30.51	$22.25	$21.00	$18.27	$15.17
Total return + #	43.09%	16.84%	16.98%	21.30%	(5.84)%	41.97%	16.00%	16.08%	20.44%	(6.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$31,205	$24,131	$15,031	$12,944	$9,620	$10,414	$8,314	$6,844	$6,758	$4,988
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.55%	1.58%	1.55%	1.41%	1.45%	2.30%	2.33%	2.30%	2.16%	2.20%
After fee waivers and fees paid indirectly	1.55%	1.58%	1.54%	1.39%	1.45%	2.30%	2.33%	2.29%	2.14%	2.20%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.34)%	(1.32)%	(1.26)%	(1.05)%	(0.91)%	(2.08)%	(2.06)%	(2.01)%	(1.80)%	(1.67)%
After fee waivers and fees paid indirectly	(1.34)%	(1.32)%	(1.26)%	(1.03)%	(0.91)%	(2.08)%	(2.06)%	(2.01)%	(1.78)%	(1.67)%
Portfolio turnover rate	17%	28%	25%	38%	29%	17%	28%	25%	38%	29%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.00	$20.28	$20.31	$15.34	$17.08
Income (loss) from investment operations:
Net investment loss*	(0.23)	(0.23)	(0.27)	(0.15)	(0.06)
Net realized and unrealized gain (loss) (a)	6.15	(0.25)	3.20	5.12	(0.24)
Total income (loss) from investment operations	5.92	(0.48)	2.93	4.97	(0.30)
Less distributions:
Distributions from net investment income	(0.05)	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	(0.04)
Total distributions	(0.30)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$21.62	$16.00	$20.28	$20.31	$15.34
Total return + #	37.55%	1.36%	16.02%	32.40%	(1.88)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,792	$37,340	$33,882	$24,641	$26,010
Ratios of expenses to average net assets:
Before fees paid indirectly	1.78%	1.90%	1.94%	1.36%	1.23%
After fees paid indirectly	1.75%	1.88%	1.93%	1.35%	1.23%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.34)%	(1.36)%	(1.31)%	(0.86)%	(0.38)%
After fees paid indirectly	(1.31)%	(1.34)%	(1.29)%	(0.85)%	(0.38)%
Portfolio turnover rate	178%	169%	190%	174%	181%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.09	$19.42	$19.62	$14.85	$16.62	$11.54	$16.00	$16.77	$12.79	$14.61
Income (loss) from investment operations:
Net investment loss*	(0.26)	(0.25)	(0.31)	(0.19)	(0.10)	(0.29)	(0.29)	(0.37)	(0.28)	(0.18)
Net realized and unrealized gain (loss) (a)	5.80	(0.28)	3.07	4.96	(0.23)	4.39	(0.37)	2.56	4.26	(0.20)
Total income (loss) from investment operations	5.54	(0.53)	2.76	4.77	(0.33)	4.10	(0.66)	2.19	3.98	(0.38)
Less distributions:
Distributions from net investment income	(0.02)	—	—	—	—	—	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	(0.04)	—	—	—	—	(0.04)
Total distributions	(0.27)	(3.80)	(2.96)	—	(1.44)	(0.25)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$20.36	$15.09	$19.42	$19.62	$14.85	$15.39	$11.54	$16.00	$16.77	$12.79
Total return + #	37.18%	1.11%	15.69%	32.12%	(2.12)%	36.10%	0.36%	14.84%	31.12%	(2.82)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,750	$10,797	$10,799	$6,925	$5,540	$2,619	$2,440	$2,720	$2,644	$2,155
Ratios of expenses to average net assets:
Before fees paid indirectly	2.03%	2.15%	2.19%	1.61%	1.48%	2.78%	2.90%	2.94%	2.36%	2.23%
After fees paid indirectly	2.00%	2.13%	2.18%	1.60%	1.48%	2.75%	2.88%	2.93%	2.35%	2.23%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.57)%	(1.61)%	(1.56)%	(1.13)%	(0.69)%	(2.32)%	(2.37)%	(2.30)%	(1.89)%	(1.45)%
After fees paid indirectly	(1.54)%	(1.59)%	(1.55)%	(1.12)%	(0.69)%	(2.29)%	(2.35)%	(2.29)%	(1.88)%	(1.45)%
Portfolio turnover rate	178%	169%	190%	174%	181%	178%	169%	190%	174%	181%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.27	$12.85	$15.94	$12.73	$11.97
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	0.19	0.27	0.17	0.20
Net realized and unrealized gain (loss)	1.59	1.48	(3.20)	3.28	0.64
Total income (loss) from investment operations	1.56	1.67	(2.93)	3.45	0.84
Less distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Total distributions	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Net asset value, end of year	$15.70	$14.27	$12.85	$15.94	$12.73
Total return + #	10.94%	13.29%	(18.57)%	27.69%	7.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$70,868	$59,931	$53,261	$51,365	$46,481
Ratios of expenses to average net assets:	1.86%	1.61%	1.19%	1.75%	1.27%
Ratios of net investment income (loss) to average net assets:	(0.19)%	1.42%	1.79%	1.18%	1.73%
Portfolio turnover rate	113%	129%	66%	74%	97%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.94	$12.56	$15.58	$12.45	$11.71	$13.16	$11.85	$14.74	$11.82	$11.14
Income (loss) from investment operations:
Net investment income (loss)*	(0.06)	0.16	0.23	0.14	0.17	(0.16)	0.05	0.11	0.02	0.08
Net realized and unrealized gain (loss)	1.54	1.44	(3.13)	3.20	0.62	1.45	1.38	(2.94)	3.04	0.60
Total income (loss) from investment operations	1.48	1.60	(2.90)	3.34	0.79	1.29	1.43	(2.83)	3.06	0.68
Less distributions:
Distributions from net investment income	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.04)	(0.12)	(0.06)	(0.14)	—
Total distributions	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.04)	(0.12)	(0.06)	(0.14)	—
Net asset value, end of year	$15.32	$13.94	$12.56	$15.58	$12.45	$14.41	$13.16	$11.85	$14.74	$11.82
Total return + #	10.58%	12.98%	(18.73)%	27.36%	6.84%	9.78%	12.18%	(19.30)%	26.31%	6.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,864	$12,106	$9,662	$8,242	$6,348	$3,005	$3,463	$3,163	$3,467	$3,380
Ratios of expenses to average net assets:	2.11%	1.86%	1.44%	2.00%	1.52%	2.86%	2.61%	2.19%	2.75%	2.27%
Ratios of net investment income (loss) to average net assets:	(0.43)%	1.17%	1.54%	0.98%	1.46%	(1.22)%	0.41%	0.77%	0.10%	0.77%
Portfolio turnover rate	113%	129%	66%	74%	97%	113%	129%	66%	74%	97%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.51	$15.61	$17.54	$14.24	$14.24
Income (loss) from investment operations:
Net investment income *	0.15	0.34	0.21	0.21	0.16
Net realized and unrealized gain (loss) !	(0.06)	0.62	(1.39)	3.09	(0.15)
Total income (loss) from investment operations	0.09	0.96	(1.18)	3.30	0.01
Less distributions:
Distributions from net investment income	(0.34)	(0.18)	(0.26)	—	(0.01)
Distributions from net realized gains	—	(0.88)	(0.49)	—	—
Total distributions	(0.34)	(1.06)	(0.75)	—	(0.01)
Net asset value, end of year	$15.26	$15.51	$15.61	$17.54	$14.24
Total return + #	0.45%	7.08%	(7.08)%	23.17%	0.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$96,239	$101,505	$89,401	$90,257	$78,640
Ratios of expenses to average net assets:
Before fees paid indirectly	1.71%	1.43%	1.67%	1.56%	1.63%
After fees paid indirectly	1.71%	1.43%	1.67%	1.55%	1.63%
Ratios of net investment income to average net assets:
Before fees paid indirectly	0.98%	2.28%	1.24%	1.34%	1.17%
After fees paid indirectly	0.98%	2.28%	1.24%	1.35%	1.17%
Portfolio turnover rate	156%	100%	113%	119%	143%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.38	$15.49	$17.42	$14.17	$14.21	$14.55	$14.68	$16.59	$13.60	$13.73
Income (loss) from investment operations:
Net investment income (loss)*	0.11	0.30	0.17	0.17	0.13	(0.02)	0.18	0.04	0.04	0.03
Net realized and unrealized gain (loss) !	(0.06)	0.61	(1.38)	3.08	(0.17)	(0.05)	0.59	(1.31)	2.95	(0.16)
Total income (loss) from investment operations	0.05	0.91	(1.21)	3.25	(0.04)	(0.07)	0.77	(1.27)	2.99	(0.13)
Less distributions:
Distributions from net investment income	(0.30)	(0.14)	(0.23)	—	—	(0.23)	(0.02)	(0.15)	—	—
Distributions from net realized gains	—	(0.88)	(0.49)	—	—	—	(0.88)	(0.49)	—	—
Total distributions	(0.30)	(1.02)	(0.72)	—	—	(0.23)	(0.90)	(0.64)	—	—
Net asset value, end of year	$15.13	$15.38	$15.49	$17.42	$14.17	$14.25	$14.55	$14.68	$16.59	$13.60
Total return + #	0.24%	6.78%	(7.30)%	22.94%	(0.28)%	(0.55)%	6.03%	(8.03)%	21.99%	(0.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,938	$22,499	$18,250	$15,524	$10,305	$4,754	$6,409	$5,764	$6,570	$6,483
Ratios of expenses to average net assets:
Before fees paid indirectly	1.96%	1.68%	1.92%	1.81%	1.88%	2.71%	2.43%	2.67%	2.56%	2.63%
After fees paid indirectly	1.96%	1.68%	1.92%	1.80%	1.88%	2.71%	2.43%	2.67%	2.55%	2.63%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.71%	2.04%	1.01%	1.07%	0.93%	(0.11)%	1.26%	0.22%	0.30%	0.20%
After fees paid indirectly	0.71%	2.04%	1.01%	1.08%	0.93%	(0.11)%	1.26%	0.22%	0.31%	0.20%
Portfolio turnover rate	156%	100%	113%	119%	143%	156%	100%	113%	119%	143%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$10.08		$9.53	$10.18	$9.55	$9.81
Income (loss) from investment operations:
Net investment income (loss) *	(0.00	) (a)	0.12	0.02	(0.03)	(0.00	) (a)
Net realized and unrealized gain (loss)	(0.08)		0.65	(0.67)	0.66	(0.26)
Total income (loss) from investment operations	(0.08)		0.77	(0.65)	0.63	(0.26)
Less distributions:
Distributions from net investment income	—		(0.17)	—	—	—
Tax return of capital	—		(0.05)	—	—	—
Total distributions	—		(0.22)	—	—	—
Net asset value, end of year	$10.00		$10.08	$9.53	$10.18	$9.55
Total return + #	(0.79)%		8.35%	(6.39)%	6.60%	(2.68)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,680		$32,074	$35,638	$36,104	$28,650
Ratios of expenses to average net assets:	1.69%		1.54%	1.80%	1.83%	1.63%
Ratios of net investment income (loss) to average net assets:	(0.02)%		1.29%	0.20%	(0.32)%	(0.03)%
Portfolio turnover rate	187%		28%	11%	7%	54%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2020	2019	2018		2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.00	$9.46	$10.12		$9.52	$9.81	$9.55	$9.03	$9.74	$9.23	$9.58
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	0.10	0.00	(a)	(0.06)	(0.02)	(0.10)	0.02	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(0.07)	0.64	(0.66)		0.66	(0.27)	(0.08)	0.63	(0.63)	0.63	(0.26)
Total income (loss) from investment operations	(0.10)	0.74	(0.66)		0.60	(0.29)	(0.18)	0.65	(0.71)	0.51	(0.35)
Less distributions:
Distributions from net investment income	—	(0.15)	—		—	—	—	(0.08)	—	—	—
Tax return of capital	—	(0.05)	—		—	—	—	(0.05)	—	—	—
Total distributions	—	(0.20)	—		—	—	—	(0.13)	—	—	—
Net asset value, end of year	$9.90	$10.00	$9.46		$10.12	$9.52	$9.37	$9.55	$9.03	$9.74	$9.23
Total return + #	(1.00)%	8.04%	(6.52)%		6.30%	(2.95)%	(1.88)%	7.31%	(7.29)%	5.53%	(3.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,078	$7,713	$7,918		$6,224	$3,897	$1,284	$1,927	$1,696	$1,969	$2,131
Ratios of expenses to average net assets:	1.94%	1.79%	2.05%		2.08%	1.88%	2.69%	2.54%	2.80%	2.83%	2.63%
Ratios of net investment income (loss) to average net assets:	(0.26)%	1.03%	0.00	% (b)	(0.58)%	(0.26)%	(1.04)%	0.20%	(0.84)%	(1.34)%	(1.02)%
Portfolio turnover rate	187%	28%	11%		7%	54%	187%	28%	11%	7%	54%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.36	$9.19	$8.68	$8.05	$8.75
Income (loss) from investment operations:
Net investment income*	0.13	0.24	0.23	0.16	0.23
Net realized and unrealized gain (loss)	0.26	0.24	0.49	0.72	(0.39)
Total income (loss) from investment operations	0.39	0.48	0.72	0.88	(0.16)
Less distributions:
Distributions from net investment income	(0.15)	(0.31)	(0.21)	(0.25)	(0.36)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)
Total distributions	(0.20)	(0.31)	(0.21)	(0.25)	(0.54)
Net asset value, end of year	$9.55	$9.36	$9.19	$8.68	$8.05
Total return + #	4.23%	5.31%	8.42%	11.20%	(1.92)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$110,215	$67,276	$36,055	$12,953	$16,929
Ratios of expenses to average net assets:	1.43%	1.24%	1.44%	1.41%	1.42%
Ratios of net investment income to average net assets:	1.41%	2.60%	2.52%	1.90%	2.83%
Portfolio turnover rate	519%	426%	275%	106%	96%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.33	$9.17	$8.66	$8.03	$8.73	$9.08	$8.94	$8.46	$7.86	$8.56
Income (loss) from investment operations:
Net investment income*	0.11	0.22	0.19	0.14	0.20	0.05	0.15	0.11	0.07	0.14
Net realized and unrealized gain (loss)	0.26	0.22	0.50	0.72	(0.39)	0.24	0.23	0.49	0.71	(0.39)
Total income (loss) from investment operations	0.37	0.44	0.69	0.86	(0.19)	0.29	0.38	0.60	0.78	(0.25)
Less distributions:
Distributions from net investment income	(0.12)	(0.28)	(0.18)	(0.23)	(0.33)	(0.08)	(0.24)	(0.12)	(0.18)	(0.27)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)	(0.05)	—	—	—	(0.18)
Total distributions	(0.17)	(0.28)	(0.18)	(0.23)	(0.51)	(0.13)	(0.24)	(0.12)	(0.18)	(0.45)
Net asset value, end of year	$9.53	$9.33	$9.17	$8.66	$8.03	$9.24	$9.08	$8.94	$8.46	$7.86
Total return + #	4.09%	4.95%	8.10%	10.92%	(2.19)%	3.24%	4.34%	7.21%	10.08%	(2.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$17,123	$11,087	$6,265	$3,125	$3,638	$3,852	$4,077	$3,145	$2,708	$3,181
Ratios of expenses to average net assets:	1.68%	1.48%	1.69%	1.66%	1.67%	2.43%	2.22%	2.44%	2.41%	2.44%
Ratios of net investment income to average net assets:	1.21%	2.36%	2.13%	1.66%	2.57%	0.53%	1.63%	1.22%	0.93%	1.81%
Portfolio turnover rate	519%	426%	275%	106%	96%	519%	426%	275%	106%	96%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$33.88	$34.84	$36.71	$35.74	$36.36
Income (loss) from investment operations:
Net investment income (loss)*	(0.21)	(0.13)	0.09	(0.36)	0.14
Net realized and unrealized gain (loss)	0.33	1.02	(0.25)	2.79	0.49
Total income (loss) from investment operations	0.12	0.89	(0.16)	2.43	0.63
Less distributions:
Distributions from net investment income	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	(0.35)	—	—
Tax return of capital	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$32.75	$33.88	$34.84	$36.71	$35.74
Total return + #	0.37%	2.61%	(0.45)%	6.92%	1.79%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$160,250	$183,319	$201,405	$212,178	$153,084
Ratios of expenses to average net assets:
After waivers	1.81%	2.62%	2.16%	2.73%	1.85%
Dividends/borrowings on short sales	0.69%	1.24%	1.10%	1.17%	0.61%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.13%	1.38%	1.06%	1.59%	1.26%
After fee waivers	1.13%	1.38%	1.06%	1.56%	1.24%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.62)%	(0.39)%	0.25%	(1.06)%	0.39%
After fee waivers	(0.62)%	(0.39)%	0.25%	(1.03)%	0.40%
Portfolio turnover rate	605%	496%	453%	382%	208%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$32.71	$33.77	$35.73	$34.90	$35.63	$25.60	$27.02	$29.15	$28.94	$29.99
Income (loss) from investment operations:
Net investment income (loss)*	(0.30)	(0.21)	0.00 (a)	(0.40)	0.13	(0.43)	(0.36)	(0.21)	(0.55)	(0.14)
Net realized and unrealized gain (loss)	0.33	1.00	(0.25)	2.69	0.39	0.27	0.79	(0.21)	2.22	0.34
Total income (loss) from investment operations	0.03	0.79	(0.25)	2.29	0.52	(0.16)	0.43	(0.42)	1.67	0.20
Less distributions:
Distributions from net investment income	(0.30)	—	—	—	(0.55)	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	(0.35)	—	—	—	—	(0.35)	—	—
Tax return of capital	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$31.49	$32.71	$33.77	$35.73	$34.90	$24.19	$25.60	$27.02	$29.15	$28.94
Total return + #	0.10%	2.39%	(0.72)%	6.64%	1.54%	(0.63)%	1.63%	(1.48)%	5.82%	0.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$33,157	$42,052	$42,980	$41,186	$45,552	$23,171	$33,913	$34,664	$34,601	$39,118
Ratios of expenses to average net assets:
After waivers	2.06%	2.87%	2.41%	2.93%	2.06%	2.81%	3.62%	3.16%	3.68%	2.83%
Dividends/borrowings on short sales	0.68%	1.24%	1.10%	1.12%	0.59%	0.68%	1.23%	1.10%	1.12%	0.60%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.38%	1.63%	1.31%	1.83%	1.49%	2.12%	2.39%	2.06%	2.58%	2.24%
After fee waivers	1.38%	1.63%	1.31%	1.81%	1.48%	2.12%	2.39%	2.06%	2.56%	2.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.94)%	(0.63)%	0.01%	(1.14)%	0.36%	(1.74)%	(1.38)%	(0.73)%	(1.89)%	(0.50)%
After fee waivers	(0.94)%	(0.63)%	0.01%	(1.11)%	0.37%	(1.74)%	(1.38)%	(0.73)%	(1.86)%	(0.48)%
Portfolio turnover rate	605%	496%	453%	382%	208%	605%	496%	453%	382%	208%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.68	$15.35	$15.66	$18.31	$19.23
Income (loss) from investment operations:
Net investment income *	0.11	0.30	0.28	0.13	0.32
Net realized and unrealized gain (loss) !	(0.14)	3.32	(0.35)	0.40	0.73
Total income (loss) from investment operations	(0.03)	3.62	(0.07)	0.53	1.05
Less distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.12)	(0.36)	(0.21)
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.31)	(0.29)	(0.24)	(3.18)	(1.97)
Net asset value, end of year	$17.34	$18.68	$15.35	$15.66	$18.31
Total return + #	(0.02)%	24.16%	(0.48)%	3.63%	5.77%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$53,647	$42,865	$43,163	$34,256	$25,479
Ratios of expenses to average net assets:	1.66%	1.15%	1.10%	1.17%	1.21%
Ratios of net investment income to average net assets:	0.63%	1.81%	1.82%	0.79%	1.74%
Portfolio turnover rate	125%	63%	74%	101%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.81	$15.46	$15.78	$18.35	$19.26	$17.69	$14.54	$14.88	$17.55	$18.50
Income (loss) from investment operations:
Net investment income (loss) *	0.06	0.26	0.24	0.10	0.27	(0.06)	0.13	0.12	(0.02)	0.13
Net realized and unrealized gain (loss) !	(0.13)	3.35	(0.35)	0.41	0.74	(0.14)	3.17	(0.34)	0.38	0.70
Total income (loss) from investment operations	(0.07)	3.61	(0.11)	0.51	1.01	(0.20)	3.30	(0.22)	0.36	0.83
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.09)	(0.26)	(0.16)	(0.19)	(0.15)	—	(0.21)	(0.02)
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.27)	(0.26)	(0.21)	(3.08)	(1.92)	(1.19)	(0.15)	(0.12)	(3.03)	(1.78)
Net asset value, end of year	$17.47	$18.81	$15.46	$15.78	$18.35	$16.30	$17.69	$14.54	$14.88	$17.55
Total return + #	(0.28)%	23.81%	(0.74)%	3.44%	5.54%	(1.08)%	22.97%	(1.50)%	2.61%	4.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$11,196	$9,161	$8,444	$6,002	$9,376	$2,998	$2,812	$2,308	$2,448	$3,211
Ratios of expenses to average net assets:	1.91%	1.40%	1.35%	1.42%	1.45%	2.66%	2.15%	2.10%	2.17%	2.21%
Ratios of net investment income (loss) to average net assets:	0.36%	1.56%	1.57%	0.60%	1.45%	(0.36)%	0.79%	0.85%	(0.11)%	0.70%
Portfolio turnover rate	125%	63%	74%	101%	110%	125%	63%	74%	101%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds’ policies and management. The Funds’ SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Website:

www.dunham.com

Through the SEC:

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Dechert LLP 650 Town Center Drive, Suite 700 Costa Mesa, CA 92626	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202

Transfer Agent Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Fund Administrator Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Independent Registered Public Accountants BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103

Investment Company Act File Number 811-22153